United States
Securities And Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-8061

Diamond Hill Funds
(Exact name of registrant as specified in charter)

325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215
(Address of principal executive offices) (Zip code)

James F. Laird, 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215
(Name and address of agent for service)

Registrant's telephone number, including area code:	(614) 255-3333

Date of fiscal year end:	12/31

Date of reporting period:	12/31/06

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, Washington, DC 20549-0102. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Diamond Hill Funds Annual Report

ANNUAL REPORT
December 31, 2006

SMALL CAP FUND (Closed to new investors.)

SMALL-MID CAP FUND

LARGE CAP FUND

SELECT FUND

LONG-SHORT FUND

FINANCIAL LONG-SHORT FUND

STRATEGIC INCOME FUND

Not FDIC Insured May Lose Value | No Bank Guarantee

This material must be preceded or accompanied by a current prospectus.

Table of Contents

Letter to Shareholders	1
Mission Statement, Pledge, and Fundamental Principles	3
Special Investment Letter - The Rouge et Noir Hedge Fund	5
Management Discussion of Fund Performance
Diamond Hill Small Cap Fund	7
Diamond Hill Small-Mid Cap Fund	10
Diamond Hill Large Cap Fund	13
Diamond Hill Select Fund	15
Diamond Hill Long-Short Fund	17
Diamond Hill Financial Long-Short Fund	19
Diamond Hill Strategic Income Fund	21
Financial Statements
Schedules of Investments	23
Statements of Assets & Liabilities	35
Statements of Operations	37
Statements of Changes in Net Assets	38
Schedule of Capital Share Transactions	40
Financial Highlights	41
Notes to Financial Statements	48
Report of Independent Registered Public Accounting Firm	54
Other Items	55
Schedule of Shareholder Expenses	56
Management of the Trust	58

CAUTIONARY STATEMENT

At Diamond Hill, we pledge that, “we will communicate with our clients about our investment performance in a manner that will allow them to properly assess whether we are deserving of their trust.” Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results. You should not place undue reliance on forward-looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a Prospectus. Please read the Prospectus carefully for a discussion of fees, expenses, and risks. Current performance may be lower or higher than that quoted herein. You may obtain a current copy of the Prospectus or more current performance information by calling 1-888-226-5595 or at Diamond Hill’s website (www.diamond-hill.com).

Letter to Shareholders

Dear fellow shareholders:

We are pleased to provide this 2006 year-end update for the Diamond Hill Funds. We appreciate the confidence that you have placed in us, and assure you that we are constantly guided by our fiduciary duties to you.

The following table summarizes the performance of the Diamond Hill Class A shares relative to their benchmarks as of December 31, 2006:

		Total Return
		Three	Six	One	Three	Five
		Months	Months	Year	Years	Years
	NAV	Ended	Ended	Ended	Ended	Ended	Since	Inception
Fund Name	12/31/06	12/31/06	12/31/06	12/31/06	12/31/06	12/31/06	Inception	Date

Small Cap Fund (DHSCX)	$25.03	8.66%	3.57%	7.03%	16.03%	16.57%	17.99%	12/29/00
Russell 2000		8.90%	9.38%	18.37%	13.56%	11.39%	9.83%

Small-Mid Cap Fund	$10.91	8.19%	4.78%	9.81%	NA	NA	9.81%	12/31/05
Russell 2500		8.70%	9.26%	16.17%	NA	NA	16.17%

Large Cap Fund (DHLAX)	$16.36	8.17%	9.60%	15.06%	17.43%	11.11%	10.17%	6/29/01
Russell 1000		6.95%	12.36%	15.46%	10.98%	6.82%	4.58%

Select Fund	$11.17	9.40%	8.46%	13.66%	NA	NA	13.66%	12/31/05
Russell 3000		7.12%	12.11%	15.72%	NA	NA	15.72%

Long-Short Fund (DIAMX)	$18.57	8.88%	8.82%	16.89%	18.38%	12.81%	11.09%	6/30/00
Russell 1000		6.95%	12.36%	15.46%	10.98%	6.82%	1.67%
Russell 3000		7.12%	12.11%	15.72%	11.19%	7.17%	2.13%

Financial Long-Short Fund (BANCX)	$20.90	5.25%	10.55%	16.35%	10.82%	16.51%	13.40%	8/1/97
S&P Supercomposite Financials(A)		6.92%	14.97%	18.92%	12.38%	9.99%	8.48%
NASDAQ Bank Index		5.00%	8.28%	13.82%	8.26%	12.54%	10.03%

Strategic Income Fund (DSIAX)	$11.71	3.85%	7.12%	10.26%	6.67%	NA	10.53%	9/30/02
Merril Lynch Domestic Master Index		1.23%	5.14%	4.32%	3.73%	NA	3.98%

Source: Diamond Hill Funds, Bloomberg LP and Frank Russell Company
Returns are shown without sales charges but include all other expenses. Returns greater than one year are annualized.
(A)	Returns for the S&P Supercomposite Financials are price change only before November 29, 2001 and total return thereafter.

Equity Funds and Markets

The major U.S. equity markets enjoyed returns in 2006 that were above long-term averages; with the S&P 500 and the Russell 1000 having total returns approaching 16%. This performance is at odds with our previously stated opinion that returns in this decade might be below historical returns, and comfortably below the returns in recent decades. It’s worth noting that since the beginning of this decade, broad market returns have indeed been significantly below long-term averages and in many cases, below the returns on cash. As much of this sub-par performance has been a result of the large cap stocks working off the valuation excesses that were built up in the late 1990’s, it’s not a recurring headwind. With the likelihood that going forward returns on large cap stocks are driven more by earnings than by P/E multiple contraction, market returns should improve from the levels of the past seven years. Only time will tell if it’s enough to make up for the performance so far in this decade.

The performance of our equity funds in 2006 was mixed. On the long only side, while our funds trailed their respective benchmarks, absolute returns were positive, led by Large Cap which returned over 15%. On the long-short side, relative returns were mixed, but absolute returns were solid, with Long-Short and Financial Long-Short earning returns in excess of 16%. As you may well know, our time horizon for investment decision making is 5 years. When evaluated over the last 5 years, our funds continue to exceed our performance objectives. Obviously our Select and Small-Mid Cap strategies do not have 5 year track records, and they run the risk of being judged on short-term results. Given our long-term orientation, evaluating any investment, whether it is a stock or a mutual fund, over a short time horizon, is something we would discourage.

Diamond Hill Funds Annual Report December 31, 2006

Diamond Hill Funds Annual Report December 31, 2006	Page 1

When thinking about what drives the market, several variables come to mind - earnings, inflation, interest rates, and valuation. In hindsight, one might be surprised by the performance of the equity market in 2006. During the year, the Federal Reserve raised short term rates by 100 basis points (equals one percentage point). Interest rates rose across the maturity spectrum, with short rates ending the year above long-term rates. Inflation expectations, while volatile, generally fell during the year. At the end of 2005, the broad market as measured by the S&P 500 was trading at 16.3x 2005 earnings, not excessive, but not a screaming bargain. At the moment, the S&P 500 is trading at 16.2x estimated 2006 earnings. So, while the negative valuation impact of higher rates was somewhat muted by lower inflation, the real kicker in 2006 was earnings growth. The market basically priced in the increase in earnings without much of a change in P-E. Over the past 5 years, earnings have grown at a compounded annual rate of nearly 18%. The key question looking forward is what will happen with fundamentals, especially earnings. For a variety of reasons, it would seem that the pace of earnings growth experienced over the past 5 years is not sustainable. If we are correct, stock selection will become even more important. This should play to one of our organizational strengths, as we invest on the basis of what we think about the future, not the past.

Our experience has taught us that investment managers are often defined by how they respond to adversity. We have often observed that stock prices are more volatile than intrinsic value, but not all managers have the temperament to stick to their research conclusions when the market disagrees with them. We remain singularly focused on investing with a long-term time horizon in businesses with growing intrinsic values when we can make that investment with an appropriate margin of safety.

Strategic Income Fund and Fixed Income Markets

During the first half of 2006, the Federal Reserve raised the federal funds rate 25 basis points per meeting from 4.25% to 5.25%. During the second half of 2006, the Federal Reserve was on hold as the economy slowed and core inflation stabilized. The 2-year Treasury yield began the year at 4.39%, reached 5.16% at the end of June, and closed the year at 4.81%. On those dates, the 10-year Treasury yield was 4.37%, 5.16%, and 4.70%.

While it is a little early to declare victory, it seems likely that the Federal Reserve has contained inflation without doing serious damage to the economy. It is remarkable that the 10-year Treasury yield and the BBB credit spread were both little changed between June 30, 2004 and December 31, 2006 as the Fed raised the federal funds rate from 1% to 5.25%. Based on history, with the federal funds rate at 5.25%, we would expect a 10-year Treasury yield of close to 6% or higher rather than 4.8%, unless the economy was headed into recession. More than anticipating a dramatically weaker economy, we believe that the low 10-year Treasury yield is a function of such factors as the glut of global savings in emerging market countries, soft demand for credit by businesses in developed countries, diminished volatility of global economic growth, and lower and less volatile global inflation. These same factors may also lead to a more muted credit cycle. In addition, while the trends for business and consumer health are likely to deteriorate, they are starting from historically strong levels. Our conclusion is that the long end of the Treasury curve is not particularly attractive and it is still worthwhile to search for pockets of value in the corporate bond and preferred markets.

Thank you again for your trust in the Diamond Hill Funds. As always, we will work hard to continue to earn it. Best wishes for 2007.

Diamond Hill Capital Management, Inc.
Investment Team

/s/ Ric Dillon	/s/ Charles S. Bath	/s/ Kent A. Rinker
Ric Dillon, CFA	Charles S. Bath, CFA	Kent A. Rinker

/s/ Christopher M. Bingaman	/s/ Thomas P. Schindler	/s/ Chris Welch
Christopher M. Bingaman, CFA	Thomas P. Schindler, CFA	Chris Welch, CFA

/s/ William Zox	/s/ Richard Moore	/s/ William C. Dierker
William Zox, CFA, J.D., LL.M.	Richard Moore, CFA	William C. Dierker, CFA

/s/ Jason Downey	/s/ Bhavik Kothari	/s/ Suken D. Patel
Jason Downey, CFA	Bhavik Kothari, CFA	Suken D. Patel

Page 2	Diamond Hill Funds Annual Report December 31, 2006

Mission Statement, Pledge
and Fundamental Principles

Mission	Our mission is to build and preserve wealth through a disciplined intrinsic value approach, independent thinking and aligning our interests with those of our clients.

•  Disciplined intrinsic value approach - taking a stake in a company as an owner or a lender, possessing the proper long-term investment temperament and seeking investments selling at a discount to a growing intrinsic value.

• Independent thinking - intellectual curiosity, healthy skepticism and confidence in decisions that may be contrary to the norm.

“You are neither right nor wrong because the crowd disagrees with you. You are right because your data and reasoning are right”
- Benjamin Graham

• Aligning our interests - mindful of our fiduciary duties to clients, all of our Portfolio Managers are significant investors in the same portfolios in which our clients invest.

Pledge	Consistent with our mission, we make the following pledge to all of our clients:

Our investment discipline is to assess the economics of the underlying business, its management, and the price that must be paid to own a piece of it. We seek to concentrate our investments in businesses that are available at prices below intrinsic value and are managed or controlled by trustworthy and capable people. Benjamin Graham pioneered this discipline during the 1930s and many others have practiced it with great success ever since, most notably Warren Buffett.

We will communicate with our clients about our investment performance in a manner that will allow them to properly assess whether we are deserving of their trust.

Our investment team will be comprised of people with integrity, sound experience and education, in combination with a strong work ethic and independence of thought. Especially important is that each possesses the highest level of character, business ethics and professionalism.

Our employees will enjoy a working environment that supports professional and personal growth, thereby enhancing employee satisfaction, the productivity of the firm and the experience of our clients.

We will invest the capital you entrust to us with the same care that we invest our own capital. To this end, Diamond Hill employees and affiliates are significant investors in the same portfolios in which our clients invest, and are collectively the largest shareholders in the Diamond Hill Funds. In addition, all Diamond Hill employees are subject to a Code of Ethics, which states that all personal investments must be made in a Diamond Hill fund, unless approved by our Chief Compliance Officer.

Fundamental Principles - Equity
•  Every share of stock has an intrinsic value that is independent of its current stock market price. We believe that we can determine a reasonable approximation of that intrinsic value in some cases. At any point in time, the stock market price may be either significantly higher or lower than intrinsic value.

•  Over short periods of time, as evidenced by extreme stock market volatility, the stock market price is heavily influenced by the emotions of market participants, which are far more difficult to predict than intrinsic value. While stock market prices may experience extreme fluctuations on a particular day, we believe intrinsic value is far less volatile.

• Over sufficiently long periods of time, five years and longer, the stock market price tends to revert to intrinsic value.

Diamond Hill Funds Annual Report December 31, 2006	Page 3

•  We concentrate our investments in businesses whose per share intrinsic value is likely to grow. To achieve this, we assess the underlying economics of the businesses in which we invest and the industries and markets in which they participate. We seek to invest in businesses that possess a competitive advantage and significant growth prospects as well as outstanding managers and employees.

•  We only invest in a business when the stock market price is lower than our conservative assessment of per share intrinsic value. In addition, every business in which we invest is “handicapped” by its price. While we would prefer to own only great businesses with superior managers, there are very few businesses that satisfy those criteria and additionally are available at attractive prices. As a result, we may invest in less attractive businesses at more than attractive prices. Depending on the price that we pay, our returns from less than ideal businesses may be even better than our returns from ideal businesses.

•  In estimating intrinsic value, we use an interdisciplinary approach. Not only do we perform financial modeling including discounted cash flow, private market value, and leveraged buyout analyses, we draw from other areas we believe are relevant to our investment decision-making. These include economics, statistics and probability theory, politics, psychology, and consumer behavior. In short, we do not want to exclude from our thinking anything that can help us forecast future cash flows, our most important as well as most difficult job.

• We intend to achieve our return from both the closing of the gap between our purchase price and intrinsic value and the growth in per share intrinsic value.

•  We do not define risk by price volatility. We define risk as the possibility that we are unable to obtain the return of the capital that we invest as well as a reasonable return on that capital when we need the capital for other purposes. If you will need the capital that you entrust to us in less than five years, then you should not invest that capital in the stock market.

Fundamental Principles - Fixed Income	• Our primary goal is to generate a yield greater than the current rate of inflation without bearing undue credit or interest rate risk. However, we cannot guarantee any specific yield.

•  A flexible approach allows us to invest in both investment grade and non-investment grade corporate bonds as well as preferred securities, real estate investment trusts, master limited partnerships, and closed end funds. We can also invest in securities issued by the U.S. government and its agencies when conditions warrant.

•  We balance our income objective with a focus on total return. Over the next five years, our objective is to earn equity-like returns in the income markets with lower year-to-year volatility and, more importantly, a much lower risk of permanent loss of capital.

Page 4	Diamond Hill Funds Annual Report December 31, 2006

Special Investment Letter -
“The Rouge et Noir Hedge Fund”

I am fortunate to have come from a family that introduced me to investing at a young age. My brother shared that background, and we continue to spend considerable time discussing various investment and economic topics. He works for a large financial institution helping to manage their fixed income portfolio; however his interests are broad, and I often bounce investment issues off him as they relate to the equity markets. Several years ago, we were discussing some issues related to hedge fund investing. He sent me a hypothetical “hedge fund proposal”, which has broad implications in the world of professional investing. The following is his “proposal”:

I propose to manage a $1,024,000 hedge fund, promising to return about 0.89% per month with "no risk". I will invest the proceeds in cash to earn about 0.5% per month. In addition, each month I will do the following: I will bet $4,000 on black at a single-zero roulette wheel. If I win, I sit on the beach the rest of the month. If I lose, I double up. If I win that bet, my hard work for the month is over. If I lose that one, I double up again, and so forth. I will end up ahead by $4,000 each month unless I lose 8 bets in a row. The probability of winning at least one bet each month before going bankrupt is 1-(19/37)^8, or .9952. My probability, therefore, after 5 years of showing a history of returning 0.89% each and every month is .9952^60, or about 74.8%. At that time, I go to investors to market my track record and receive a few hundred million dollars to manage and take fees. Any interested investors?

Obviously, this is silly (and does not consider the effect of management fees), but it seems there may be some parallels to the real world of hedge fund investing. If I'm managing a hedge fund and I've promised stable monthly returns, what happens when my strategy blows up, even if that means a 2% down month rather than a 1% up month that I've promised? Do I "go to the casino" on the last day of the month and take bets to get me up to 1% for the month, with maybe a 96% chance of success (making 3)% but a 4% chance of losing everything? How do we know if a hedge fund has not done this?

This is not intended to be any slam on hedge fund investing. Obviously, there have been some hugely successful hedge funds. I'm just trying to raise an issue (in hopefully an amusing way).

The discussion is directed toward hedge fund investing, but I think its implications are much broader. His proposal uses a casino analogy to highlight some of the agency risks in hedge fund investing. It is the nature of the hedge fund fee structure to encourage the taking of unusual risks which can confuse the client. Risks which are low probability but high severity are difficult for anyone, particularly outsiders, to measure. It can be a profitable strategy for a hedge fund to take large risks, which are unlikely to be realized, in an attempt to earn small incremental returns in order to earn large performance fees. The roulette example highlights this risk, but in many ways, it was this type of risk that doomed the Long Term Capital Management hedge fund in the late 1990’s. They took large, but unlikely, risks through massive leverage to earn relatively small incremental returns. When the strategy backfired (the large but “unlikely” risks worked against them), the fund shareholders were left with huge losses.

Of course, the agency risk is not limited to hedge funds; it is an important concern for mutual fund investors as well. The roulette example is, in my mind, also analogous to the momentum market so prevalent in the late 1990’s. Investors made large investments when price became separated from value, in an attempt to keep pace with the momentum market. They did not realize they were taking ever larger risks for ever smaller incremental returns because, for a while, the strategy worked. However, eventually value prevailed and prices plummeted. In many ways, this is the risk we see with momentum investing, and why our investment decisions are always grounded in our valuation-based approach. Momentum investing can work for a long period of time and may fool investors into believing the strategy is generating excess returns. The problem is, when momentum investing stops working, the losses can be substantial. To us, it makes no sense to make any investment without first comparing price to value.

Diamond Hill Funds Annual Report December 31, 2006	Page 5

As always, our valuation driven approach requires a long-term perspective, and that is a point we are constantly emphasizing to our clients. In the short term, our approach may be to avoid what appear to be exciting areas of investment, because we see the risks as too great compared to the return opportunities. Those time periods are never fun, but they have happened in the past and will happen again in the future. But that is the nature of long-term valuation-based investing. We are constantly evaluating not just the potential return but the risk as well. Some risks are obvious. Hopefully this discussion helps investors to understand that other risks are difficult to discern but are still very real.

At Diamond Hill Investments, we are very focused on the risk/reward tradeoff in our investment decisions, and, while we will make mistakes, it will not be due to perverse incentives to take unwarranted risks. We manage our portfolios with the shareholders perspective, so we will not put business decisions ahead of fiduciary decisions.

/s/ Charles S. (Chuck) Bath
Charles S. (Chuck) Bath, CFA

Page 6	Diamond Hill Funds Annual Report December 31, 2006

Diamond Hill Small Cap Fund
Performance Update

Results (Class A) Since Inception*

			Since
	Year	Five Years	12/29/00
	Ended 12/31/06	Ended 12/31/06	Inception
Diamond Hill Small Cap Fund (DHSCX)	7.03%	16.57%	17.99%
Russell 2000 Index	18.37%	11.39%	9.83%

*	The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page. Results longer than one year are annualized.

Portfolio Commentary

The Diamond Hill Small Cap Fund returned 7.03% in 2006, lagging well behind the Russell 2000 return of 18.37%. This absolute return is below our long-term expectation for the Fund, while the return for the Russell 2000 Index is far above our long-term expectation for the index. The Fund has now completed six calendar years, and 2006 represents the first calendar year the Fund has failed to exceed the index. We continue to emphasize five-year time frames over which to evaluate performance. The first five years proved satisfactory on both an absolute and relative return basis. However, after significantly underperforming the index this past year, we recognize that we must play “catch up” over the subsequent four years to achieve a similar relative victory in the second five years. The Fund closed to new investors at the end of 2005 and net flows have been fairly steady over the second half of the year.

The Fund began the year with approximately 29% of net assets held in cash or cash-like securities and ended the year with approximately 13% of the same. While the cash lowers the risk profile of the Fund, the returns generated from cash served as a material drag on relative performance in the year. This was especially true in the first quarter of the year when the Russell 2000 Index increased markedly. In this interest rate environment, one difficult judgment has been to decide what constitutes a suitable return for owning a particular small cap equity security (the required rate of return). In the first half of the year, the Fed continued its campaign to bring short-term rates back to some “neutral” level, during which the yield curve flattened and then inverted.

While energy sector investments contributed meaningfully to returns in 2004 and 2005, they were an area of disappointment in 2006. The price of natural gas fell for most of the year, with volatile intermittent swings, from its post Hurricane Katrina highs achieved in the fourth quarter of 2005. Demand for natural gas in the U.S. was negatively impacted by a warmer than normal winter. This led to a situation of storage exceeding historic norms, pressuring the commodity price downward. Oil ended the year at a price about where it began, also with much volatility. The winter heating season in the U.S. again got off to a sluggish start as December was warmer than normal. Our longer-term view remains that a tight supply-demand balance, especially in world oil markets, will likely lead to average commodity prices that are in excess of the prices implied by current energy-related equity prices. Two of our larger positions experienced declines in 2006. Cimarex (a 3.7% position on 12/31/2006) and Encore Acquisition (3.4)% both experienced slight production challenges, and the stock prices declined approximately 15% and 23%, respectively. In addition, drilling equipment company Helmerich & Payne (3.0)% declined about 20%. Faring better were Lufkin Industries (1.1)% and Whiting Petroleum (3.2)%, each of which nearly matched the index return. Berry Petroleum (2.6)% and Tidewater (0.9)% registered positive returns, but trailed the index.

In basic materials, James River Coal (0.3)% was a major disappointment, as the combination of warmer winter weather, which reduced coal demand, and new safety regulations pressuring production costs, led to a collapse in profitability. James River declined approximately 75%, making it the biggest negative contributor to Fund performance. Newsprint maker Bowater also declined approximately 30% before it was sold. Century Aluminum (1.3)%, Buckeye Technologies (1.2)%, and Martin Marietta (1.0)% all materially outperformed the index.

Diamond Hill Funds Annual Report December 31, 2006	Page 7

For the most part, our holdings in the financial sector performed well during 2006. However, relative to the index, we had a much lower percentage of the portfolio dedicated to the sector. The sector was an area of increased investment, particularly in the latter part of the year. The Fund ended the year with approximately 15% of net assets invested in the financial sector, up from about 6% at the beginning of the year.

In the consumer and industrial sectors, stock performance varied greatly. In airlines, a successful investment in US Airways culminated when we sold the remainder of our position after US Airways announced a takeover offer for Delta. While we could envision potential upside if the merger comes to fruition, we elected to sell our position at a substantial profit. Offsetting this success, both Airtran (2.6)% and Frontier Airlines (0.4)% declined. Industrial companies Lincoln Electric (1.0)%, Kaydon (1.2)%, and Trinity Industries (1.8)% all appreciated 20% or more. Security concern The Brink’s Company (1.8)% increased 34%, spa operator Steiner Leisure (1.4)% increased 28%, and athletic footwear and apparel company K-Swiss (1.5)%, purchased during the year, was up 20% from our average cost. Decliners include media company Belo (1.7)% down 12%, retailer Finish Line (2.1)% down 17%, and Gevity HR (1.5)% down 7%.

Thank you for your support, and we look forward to working with you in the coming years.

/s/ R. H. Dillon	/s/ Thomas P. Schindler
R. H. Dillon, CFA	Thomas P. Schindler, CFA
Co-Portfolio Manager	Co-Portfolio Manager

Page 8	Diamond Hill Funds Annual Report December 31, 2006

Growth of $10,000
Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Small Cap Fund - Class A(A) and the Russell 2000 Index

(A)
The chart above represents the performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.00%.

(C)	Class A shares commenced operations on December 29, 2000.

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Tabular Presentation of Schedule of Investments

The table below provides the Small Cap Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund's investments.

Sector Allocation	% of Net Assets
Consumer Discretionary	19%
Consumer Staples	2%
Energy	21%
Financial	15%
Health Care	3%
Industrial	17%
Information Technology	3%
Materials	4%
Utilities	3%
Cash and Cash Equivalents	13%
100%

Diamond Hill Funds Annual Report December 31, 2006	Page 9

Diamond Hill Small-Mid Cap Fund
Performance Update

Results (Class A) Since Inception*

		Since
	Year	12/31/05
	Ended 12/31/06	Inception
Diamond Hill Small-Mid Cap Fund	9.81%	9.81%
Russell 2500 Index	16.17%	16.17%

*	The Fund return excludes any sales charges but includes all other expenses. Standard returns are disclosed on the following page.

Portfolio Commentary

The Diamond Hill Small-Mid Cap Fund returned 9.81% in 2006. While this figure represents an adequate absolute return for investing in equities, it trailed the 16.17% return of the Russell 2500 Index. At Diamond Hill we emphasize that we feel the most appropriate time frame over which to measure our performance is five years. However, we recognize that to achieve above-average long-term returns, by definition we must have some subset of above-average returns over shorter time horizons, despite maintaining the long-term focus. As such, we are disappointed in our 2006 results relative to the benchmark, but continue to work toward delivering strong results over a five-year horizon.

One factor contributing to the Fund trailing its benchmark was our decision to maintain a sizable portion of assets in cash throughout much of the year. Early in the year this was in part related to new cash flows coming in as a sizable portion of existing assets, given the Fund’s small size at launch. As the year went on, however, the primary driver of the 15-20% cash position was our difficulty in finding opportunities that we felt were trading at significant discounts to our estimate of intrinsic value. We define risk as the permanent loss of capital, and therefore we will continue to only invest in opportunities where we feel we have an adequate margin of safety.

Our energy sector investments were an area of disappointment in 2006. While we had some notable successes, including Energen (a 1.0% position on 12/31/2006) and Noble Energy (2.7)%, on average our energy investments were flat to slightly down (in a stock market that rose double-digits). Production challenges at two of our largest holdings, Cimarex Energy (3.5)% and Encore Acquisition (3.3)%, held the stocks back. James River Coal (0.2)% was a major disappointment, as the combination of warmer winter weather, which reduced coal demand, and new safety regulations pressuring production costs, led to a collapse in profitability. The entire energy sector was hit during the third quarter by falling oil and gas prices, combined with the fallout of the Amaranth hedge fund collapse due to their failed bet on higher natural gas prices. We maintain the view that a tight supply-demand balance in world oil markets, in particular, should support oil prices over the next five years that are higher on average than the assumed prices built into the valuations of our stock holdings. Our energy sector weight at year end was 19.0%.

On the plus side, a number of individual holdings generated returns above 30% over the entire year, including Lincoln Electric (0.6)%, Martin Marietta Materials (1.1)% and The Brink’s Company (1.1)%. Additionally, the financial sector produced solid returns, with 1st Source (0.7)%, Assurant (0.6)% and Hanmi Financial (0.6)% all returning greater than 25% for the year.

Like all segments of the stock market, the small and mid-cap areas showed plenty of volatility in 2006. For example, home oxygen supplier Apria Healthcare Group’s (1.0)% stock fell over 25% by midyear, only to jump over 50% from its low, to end the year up 10%. Similarly, the stock of Noble Energy (2.7)% showed a 9.7% loss year-to-date on June 13, but had appreciated nearly 50% to be up 35.7% by mid-December, and ended the year with a 22.5% gain. Our investment approach includes assessing whether any current news leads us to change our intrinsic value estimate, but maintaining a strict long-term focus when assembling those estimates. While we anticipate that our time horizon should lead to a relatively low rate of portfolio turnover, we will continue to take advantage of what we perceive to be short-term “noise” in the market to add to or reduce our holdings, so long as our intrinsic value estimates support those actions.

Page 10	Diamond Hill Funds Annual Report December 31, 2006

Thank you for your support, and we look forward to working with you in the coming years.

/s/ Christopher M. Bingaman	/s/ Thomas P. Schindler	/s/ Christopher A. Welch
Christopher M. Bingaman, CFA	Thomas P. Schindler, CFA	Christopher A. Welch, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

Diamond Hill Funds Annual Report December 31, 2006	Page 11

Growth of $10,000

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Small-Mid Cap Fund - Class A(A) and the Russell 2500 Index

(A)
The chart above represents the performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.00%.

(C)	Class A shares commenced operations on December 31, 2005.

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Tabular Presentation of Schedule of Investments

The table below provides the Small-Mid Cap Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund's investments.

Sector Allocation	% of Net Assets
Consumer Discretionary	15%
Consumer Staples	2%
Energy	19%
Financial	14%
Health Care	2%
Industrial	17%
Information Technology	3%
Materials	5%
Utilities	4%
Cash and Cash Equivalents	19%
100%

Page 12	Diamond Hill Funds Annual Report December 31, 2006

Diamond Hill Large Cap Fund
Performance Update

Results (Class A) Since Inception*

			Since
	Year	Five Years	6/29/01
	Ended 12/31/06	Ended 12/31/06	Inception
Diamond Hill Large Cap Fund (DHLAX)	15.06%	11.11%	10.17%
Russell 1000 Index	15.46%	6.82%	4.58%

*	The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page. Results longer than one year are annualized.

Portfolio Commentary

The Diamond Hill Large Cap Fund returned 15.06% in 2006 compared to 15.46% for the Russell 1000. I am pleased with the long-term performance of the Fund in both relative and absolute terms. The market rallied strongly in the second half of the year gaining back all the losses incurred in 2nd quarter.

Entering 2006 we had major investments in the energy sector which we maintained throughout most of the year. However, we eliminated the position in Anadarko Petroleum in the 4th quarter. The large acquisition they made in 2006 strained the balance sheet and increased the risk to shareholders. Companies such as ConocoPhillips (a 4.7% position on 12/31/2006) and Devon Energy (4.9)% were very important in providing favorable returns in 2006 and remain large holdings in the Fund.

Throughout the year, the Fund maintained large holdings in other commodity stocks as well. Phelps Dodge (0.3)% was a large holding we added to the Fund in 2004 and it was the biggest contributor to Fund performance in 2006. This was a gratifying investment and I significantly decreased our position in Phelps Dodge due to price appreciation resulting from the Freeport-McMoRan takeover offer.

U.S. Bancorp (3.0)% was a significant contributor to the Fund as the financial sector was the top sector contributor to the Fund. A number of financial stocks were added to the Fund during the year, including American International

Group (3.6)%, Merrill Lynch (1.5)%, Bank of New York (1.3)% and Citigroup (2.3)%. With strong potential earnings growth and solid dividend payments, their valuations look attractive with little downside risk.

Generally, I have continued to avoid technology holdings in the Fund. However, I did add Microsoft (1.8)%, Advanced Micro Devices (1.8)% and Lexmark (2.1)% to the Fund during the year as their valuations looked inexpensive.

I want to thank shareholders for their continued support. I hope to be working with you for many years to come.

/s/ Charles S. Bath
Charles S. Bath, CFA
Portfolio Manager

Diamond Hill Funds Annual Report December 31, 2006	Page 13

Growth of $10,000

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Large Cap Fund - Class A(A) and the Russell 1000 Index

(A)
The chart above represents the performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.00%.

(C)	Class A shares commenced operations on June 29, 2001.

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Tabular Presentation of Schedule of Investments

The table below provides the Large Cap Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund's investments.

Sector Allocation	% of Net Assets
Consumer Discretionary	12%
Consumer Staples	6%
Energy	17%
Financial	18%
Health Care	9%
Industrial	8%
Information Technology	6%
Materials	7%
Telecommunications	1%
Utilities	3%
Cash and Cash Equivalents	13%
100%

Page 14	Diamond Hill Funds Annual Report December 31, 2006

Diamond Hill Select Fund

Performance Update

Results (Class A) Since Inception*

		Since
	Year	12/31/05
	Ended 12/31/06	Inception
Diamond Hill Select Fund	13.66%	13.66%
Russell 3000 Index	15.72%	15.72%

* The Fund return excludes any sales charges but includes all other expenses. Standard returns are disclosed on the following page.

Portfolio Commentary

The inaugural year for the Select Fund was mixed. While the Fund did generate a 13.66% absolute return, which exceeded our expectations at the start of the year, it trailed the benchmark Russell 3000 Index return of 15.71%. It’s important to consider the fact that the positions in Select are drawn from our Small Cap, Small-Mid Cap, and Large Cap funds which had total returns in 2006 of 7.03%, 9.81% and 15.06%, respectively.

Obviously, our Select strategy does not have a 5 year track record, and it runs the risk of being judged on short-term results. Given our long-term orientation, evaluating any investment, whether it is a stock or a mutual fund, over a short time horizon, is something we would discourage.

Select is a concentrated fund reflecting what we feel are the best ideas from the underlying funds. Our intent is to amplify the impact of our best ideas. In 2006, some of these ideas were disappointing, and impacted the performance of the Fund.

Key performances in the Fund during 2006 included Phelps Dodge (a 0.3% position on 12/31/2006) which agreed to be acquired by Freeport McMoRan Copper & Gold late in the year. McDonald’s (3.6)% continued to drive same store sales while improving margins and cash flow. After trading down mid-year on concerns about higher costs to compete with Google and other Internet firms, Microsoft (3.2)% stock rebounded sharply on the expectation that growth from Windows Vista and Xbox 360, as well as general cost controls, would offset any margin pressure.

U.S. Bancorp (3.7)% which continued to execute well on the business front and continued to return capital to shareholders in the form of share repurchases and dividends.

Key detractors from performance in 2006 included James River Coal (0.3)%, which faced the duel pressures of much warmer than normal winter weather which decreased utility demand for coal, as well as higher costs following new federal and state safety regulations following multiple competitor mining accidents a year ago. AirTran (1.7)% was disappointing as well, as the company reduced its planned capacity growth rate for 2007 and 2008 as unit revenues were disappointing during the second half of 2006 due to increased competitive capacity along the East Coast. Cimarex Energy (2.6)% was affected by an inventory overhang in natural gas storage, due to a warmer than normal winter in 2006, and company specific operational setbacks. Advanced Micro Devices (1.6)% made progress with their first ever sales through Dell, but pricing pressure from Intel challenged results during the second half of the year. UnitedHealth Group (2.5)% suffered from disclosure that stock options had been backdated at the company. This ultimately resulted in the departure of long time CEO William McGuire.

The Select Fund team remains focused on investing with a long term time horizon in businesses with a growing intrinsic value and an appropriate margin of safety.

I would like to thank our shareholders for their continued support of the Fund.

/s/ R. H. Dillon	/s/ William C. Dierker	/s/ Charles S. Bath
R. H. Dillon, CFA	William C. Dierker, CFA	Charles S. Bath, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

Diamond Hill Funds Annual Report December 31, 2006	Page 15

Growth of $10,000

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Select Fund - Class A(A) and the Russell 3000 Index

(A)
The chart above represents the performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.00%.

(C)	Class A shares commenced operations on December 31, 2005.

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Tabular Presentation of Schedule of Investments

The table below provides the Select Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund's investments.

Sector Allocation	% of Net Assets
Consumer Discretionary	12%
Consumer Staples	5%
Energy	19%
Financial	13%
Health Care	8%
Industrial	12%
Information Technology	8%
Materials	8%
Telecommunications	1%
Utilities	4%
Cash and Cash Equivalents	10%
100%

Page 16	Diamond Hill Funds Annual Report December 31, 2006

Diamond Hill Long-Short Fund

Performance Update

Results (Class A) Since Inception*

			Since
	Year	Five Years	6/30/00
	Ended 12/31/06	Ended 12/31/06	Inception
Diamond Hill Long-Short Fund (DIAMX)	16.89%	12.81%	11.09%
Russell 1000 Index**	15.46%	6.82%	1.68%
Russell 3000 Index	15.72%	7.17%	2.13%

*	The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page. Results longer than one year are annualized.

**	Effective 12/31/06, the benchmark was changed to the Russell 1000 Index as a better representation of the market capitalization of securities held.

Portfolio Commentary

The Diamond Hill Long-Short Fund returned 16.89% in 2006 compared to 15.46% for the Russell 1000 and 15.72% for the Russell 3000. We are pleased with the performance of the Fund in both relative and absolute terms. The performance was driven by strong performance in both the long and short positions with our consumer discretionary shorts leading the way.

Entering 2006, we had major investments in the energy sector which we maintained throughout most of the year. However, we eliminated the position in Anadarko Petroleum in the 4th quarter. The large acquisition they made in 2006 strained the balance sheet and increased the risk to shareholders. Companies such as ConocoPhillips (a 4.7% position on 12/31/2006) and Devon Energy (4.7)% were very important in providing favorable returns in 2006 and remain large holdings in the Fund.

Throughout the year, the Fund maintained large holdings in other commodity stocks as well. Phelps Dodge (0.3)% was a large holding we added to the Fund in 2004 and it was the biggest contributor to Fund performance in 2006. This was a gratifying investment and we significantly decreased our position in Phelps Dodge due to price appreciation resulting from the Freeport-McMoRan takeover offer.

McDonald’s (3.8)% is a large new holding in the portfolio which was a significant contributor to the performance of the Fund. McDonald’s is a well-run, high-quality company that is using its cash wisely through shares buybacks and raising its dividends. The company reduced the number of outstanding shares in a tax efficient way through the Chipotle spin-off and they have been remodeling U.S. stores instead of building more units.

The performance of the short portfolio was driven by gains in Apollo Group, Yahoo and other consumer discretionary stocks. Apollo is an education company whose shares were highly valued but faces a slowdown at the company and in the industry. Yahoo is struggling with competitive issues in the industry and those problems do not yet appear to be fully reflected in the stock price. These short positions are still in the portfolio as of year-end.

We want to thank shareholders for their support in 2006. We look forward to working with you in the years ahead.

/s/ R.H. Dillon	/s/ Charles S. Bath
R.H. Dillon, CFA	Charles S. Bath, CFA
Co-Portfolio Manger	Co-Portfolio Manager

Diamond Hill Funds Annual Report December 31, 2006	Page 17

Growth of $10,000

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Long-Short Fund - Class A(A), the Russell 1000 Index and the Russell 3000 Index

(A)
The chart above represents the performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.00%.

(C)	Class A shares commenced operations on June 30, 2000.

(D)	Effective 12/31/06, the benchmark was changed to the Russell 1000 Index as a better representation of the market capitalization of securities held.

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Tabular Presentation of Schedule of Investments

The table below provides the Long-Short Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund's investments.

	% of Long	% of Net
Sector Allocation	Portfolio	Assets
Long Portfolio
Consumer Discretionary	14%	14%
Consumer Staples	3%	3%
Energy	19%	18%
Financial	12%	12%
Health Care	8%	8%
Industrial	9%	9%
Information Technology	7%	7%
Materials	6%	6%
Telecommunications	1%	1%
Utilities	3%	3%
Cash & Cash Equivalents	18%	17%
	100%

	% of Short	% of Net
Sector Allocation	Portfolio	Assets
Short Portfolio
Consumer Discretionary	39%	-14%
Consumer Staples	7%	-2%
Finance	1%	-1%
Health Care	8%	-3%
Industrial	7%	-2%
Information Technology	28%	-10%
Utilities	1%	0%
Exchange Traded Funds	9%	-3%
	100%

Other
Segregated Cash with Brokers		37%
		100%

Page 18	Diamond Hill Funds Annual Report December 31, 2006

Diamond Hill Financial Long-Short Fund

Performance Update

Results (Class A) Since Inception*

			Since
	Year	Five Years	8/1/97
	Ended 12/31/06	Ended 12/31/06	Inception
Diamond Hill Financial Long-Short Fund (BANCX)	16.35%	16.51%	13.40%
S&P SuperComposite 1500 Financial Index	18.92%	9.99%	8.48%
NASDAQ Bank Index	13.82%	12.54%	10.03%

*	The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page. Results longer than one year are annualized.

Portfolio Commentary

Thank you for your interest in the Diamond Hill Financial Long-Short Fund.

The Diamond Hill Financial Long-Short Fund generated a total return of 16.35% for the year. Much like the Fund, equity indices in the U.S. were solidly in positive territory for the year. The S&P 500 index recorded a total return for the year of 15.79%, while the S&P 1500 Financials performed even better and posted a total return of 18.92%. The NASDAQ Bank index (which is generally indicative of the performance of small cap banks and thrifts) recorded a total return of 13.82%. In similar fashion to 2005, the performance of the financial sector across the market cap spectrum was mostly balanced with large cap financials performing in line with or even slightly better than small caps. Overall, I would characterize the performance of the Fund in 2006 as very satisfactory especially on a risk adjusted basis. I add the qualifier due to the addition of short positions to the portfolio as well as the meaningful cash position which was maintained throughout the year and especially during the fourth quarter. In other words, the Fund generally kept pace with its long-only benchmarks (as well as the overall equity markets) in a strong up year with considerably less net long exposure. Finally, as we frequently communicate to both current and prospective investors, we judge ourselves based on long-term returns (rolling five year periods) and on that front I am quite pleased with that result at the end of calendar 2006.

Notable positive contributors to the Fund’s performance in 2006 were Merrill Lynch (a 3.4% position on 12/31/2006), U.S. Bancorp (3.8)%, Bank of New York/Mellon (3.3)% and Morgan Stanley (2.6)%. These companies provided total returns for the year in the 20%-40% range. I mentioned Bank of New York and Mellon together as they are now intending to merge during the second quarter of 2007. As shareholders of both companies, we were pleased with the announcement of the transaction and believe both sets of shareholder have and will benefit from the proposed combination. This was the only significant merger agreement among our holdings during 2006. I do expect continued consolidation within the banking and thrift industries during the current year as fundamentals continue to be challenging while valuations still appear to be rather healthy. As one might expect from looking at the portfolio, I continue to see the most attractive risk reward situations in the large cap area of the sector and in companies that have significant revenues from non spread based sources.

As in the past, we continue to believe shareholders in the Fund will benefit from a relatively concentrated portfolio. We typically hold between 30 and 40 stocks with an average position size of roughly 3%. Also, as many of you already know, we have elected to maintain the portfolio as a long-short fund for the foreseeable future. We do not intend to do this as a ‘hedge’ to mitigate our long exposure/volatility, but instead as a way to enhance our performance over time. Finally, we continually strive to maintain our disciplined process of evaluating both the fundamentals and valuations of our current and prospective investments.

I would like to thank our shareholders for their continued support of the Fund.

/s/ Christopher M. Bingaman
Christopher M. Bingaman, CFA
Portfolio Manager

Diamond Hill Funds Annual Report December 31, 2006	Page 19

Growth of $10,000

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Financial Long-Short Fund - Class A(A), the S&P SuperComposite 1500 Financial Index and the NASDAQ Bank Index

(A)
The chart above represents the performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.00%.

(C)	Class A shares commenced operations on August 1, 1997.

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Tabular Presentation of Schedule of Investments

The table below provides the Financial Long-Short Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund's investments.

	% of Long	% of Net
Sector Allocation	Portfolio	Assets
Long Portfolio
Common Stocks:
Finance - Banks & Thrifts	33%	33%
Finance - Broker Dealer	6%	6%
Finance - Diversified	8%	8%
Finance - Specialties	6%	6%
Insurance	13%	13%
Real Estate Investment Trust	1%	1%
Cash & Cash Equivalents	29%	30%
Preferred Stocks:
Finance	2%	2%
Real Estate Investment Trust	2%	2%
	100%

	% of Short	% of Net
Sector Allocation	Portfolio	Assets
Short Portfolio
Commons Stocks:
Finance - Banks & Thrifts	85%	-8%
Information Technology	15%	-2%
	100%
Other
Segregated Cash with Brokers		9%
		100%

Page 20	Diamond Hill Funds Annual Report December 31, 2006

Diamond Hill Strategic Income Fund
Performance Update

Results (Class A) Since Inception*

		Since
	Year	9/30/02
	Ended 12/31/06	Inception
Diamond Hill Strategic Income Fund (DSIAX)	10.26%	10.53%
Merrill Lynch Domestic Master Index	4.32%	3.98%

*	The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page. Results longer than one year are annualized.

Portfolio Commentary

The Diamond Hill Strategic Income Fund generated a total return of 10.26% for 2006. During the first half of 2006, the Federal Reserve raised the federal funds rate 25 basis points per meeting from 4.25% to 5.25%. During the second half of 2006, the Federal Reserve was on hold as the economy slowed and core inflation stabilized. The 2-year Treasury yield began the year at 4.39%, reached 5.16% at the end of June, and closed the year at 4.81%. On those dates, the 10-year Treasury yield was 4.37%, 5.16%, and 4.70%. The Merrill Lynch Domestic Master Index produced a negative total return of 78 basis points for the first half of the year, a positive total return of 5.15% for the second half of the year, and a positive 4.32% for the entire year.

We benefited from three structural advantages that we expect to continue to add value over rolling three-to-five year periods. First, we do not manage the portfolio relative to any benchmark. Rather, we search for value in all classes of income producing securities regardless of whether they are in any index. For example, preferred securities, which are not in any of the broad fixed income indices, produced high single digit total returns during 2006. Preferred securities represented over 40% of the Fund throughout 2006.

Second, we have a three-to-five year time horizon that affords us the patience to hold undervalued securities until their value is recognized in the markets. General Motors Acceptance Corporation (a 3.4% position on 12/31/2006) debt was extremely volatile during 2005 as it was downgraded from investment grade to below investment grade status. The near term outlook for the price of GMAC debt was impossible to predict but the long term outlook was favorable if you were comfortable that GMAC would not be subject to the liabilities of General Motors and that General Motors would successfully sell a majority interest in GMAC. In 2006, GMAC debt performed well as General Motors sold a controlling interest in GMAC.

Finally, we invest a portion of the portfolio in high yielding equity securities with yields well in excess of long government bonds with the reasonable prospect of growth of the cash distributions over time at a rate equal to or greater than inflation. The long term risk-reward tradeoff of these securities seems much more favorable to us than long government bonds at current levels. Our high yielding equity securities were significant contributors to 2006 performance with total returns well over 20%.

During the last half of 2006, we gained confidence that the Federal Reserve would be able to contain inflation without doing serious damage to the economy. At the same time, the long end of the Treasury curve rallied to a level where we no longer found rates to be attractive. As a result, over the course of 2006, our exposure to corporate bonds and preferred securities increased by about 11 percentage points and our exposure to government bonds decreased by about 14 percentage points. While corporate bonds and preferred securities are generally fully valued, we have been able to uncover pockets of value that, in our view, offer a better risk-reward proposition than the government bond market.

Thank you for your support, and we look forward to working with you in the coming years.

/s/ Kent Rinker	/s/ William Zox	/s/ Rick Moore
Kent Rinker	William Zox, CFA, J.D., LL.M.	Rick Moore, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Investment Analyst

Diamond Hill Funds Annual Report December 31, 2006	Page 21

Growth of $10,000

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Strategic Income Fund - Class A(A) and the Merrill Lynch Domestic Master Index

(A)
The chart above represents the performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	The total return shown above is adjusted for maximum applicable sales charge of 3.50%.

(C)	Class A shares commenced operations on September 30, 2002.

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Tabular Presentation of Schedule of Investments

The table below provides the Strategic Income Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund's investments.

Sector Allocation	% of Net Assets
Master Limited Partnerships	10%
REIT Common Stock	3%
REIT Preferred Stock	14%
Trust Preferred Stock	30%
Collateralized Debt Obligations	3%
Corporate Bonds - Maturing > 2 Years	15%
Corporate Bonds - Maturing or
Likely to Be Called < 2 Years	4%
U.S. Government or Agency Securities	14%
Cash and Cash Equivalents	7%
100%

Page 22	Diamond Hill Funds Annual Report December 31, 2006

Diamond Hill Small Cap Fund
Schedule of Investments
December 31, 2006

		Market
	Shares	Value

Common Stocks — 87.2%
Consumer Discretionary — 19.0%
Aaron Rents, Inc.	319,700	$9,200,966
American Greetings Corp.	580,000	13,844,600
Belo Corp.	475,000	8,730,500
Brink's Co., The	145,000	9,268,400
Callaway Golf Co.	650,000	9,366,500
Finish Line, Inc., The	745,000	10,638,600
K-Swiss, Inc.	248,956	7,652,907
MoneyGram International, Inc.	270,000	8,467,200
Polaris Industries, Inc.	117,250	5,490,818
Steiner Leisure Ltd.*	165,000	7,507,500
Tuesday Morning Corp.	180,600	2,808,330
United Auto Group, Inc.	240,000	5,656,800
		98,633,121

Consumer Staples — 1.9%
Del Monte Foods Co.	475,000	5,239,250
Flowers Foods, Inc.	167,867	4,530,730
		9,769,980

Energy — 20.7%
Berry Petroleum Co.	426,800	13,235,068
Cimarex Energy Co.	525,000	19,162,500
Encore Acquisition Co.*	727,060	17,834,782
Helmerich & Payne, Inc.	631,300	15,447,911
Hornbeck Offshore Services, Inc.*	234,150	8,359,155
James River Coal Co.*	157,000	1,456,960
Lufkin Industries, Inc.	95,000	5,517,600
Southwestern Energy Co.*	141,600	4,963,080
Tidewater, Inc.	100,000	4,836,000
Whiting Petroleum Corp.*	351,400	16,375,240
		107,188,296

Financial — 15.1%
1st Source Corp.	157,773	5,069,246
Capital Corp. of the West	170,000	5,455,300
Centennial Bank Holdings, Inc.*	685,000	6,480,100
Eagle Hospitality Properties Trust, Inc.	501,700	4,605,606
First State Bancorp	325,610	8,058,848
Hanmi Financial Corp.	200,000	4,506,000
Hanover Insurance Group	135,000	6,588,000
ITLA Capital Corp.	121,606	7,042,203
MAF Bancorp, Inc.	170,450	7,617,411
Summit Bank Corp.	66,767	1,621,770
Taylor Capital Group, Inc.	125,000	4,576,250
UCBH Holdings, Inc.	371,425	6,522,223
United Fire & Casualty Co.	278,400	9,813,600
		77,956,557

Health Care — 2.7%
Analogic Corp.	150,900	8,471,526
Apria Healthcare Group, Inc.*	209,135	5,573,448
		14,044,974

Industrial — 17.3%
Acco Brands Corp.*	500,000	13,235,000
AirTran Holdings, Inc.*	1,165,000	13,677,100
Apogee Enterprises, Inc.	155,000	2,993,050
Frontier Airlines Holdings, Inc.*	310,600	2,298,440
Greenbrier Companies, Inc., The	260,000	7,800,000
Griffon Corp.*	100,000	2,550,000
Kaydon Corp.	150,000	5,961,000
Lincoln Electric Holdings, Inc.	82,500	4,984,650
Toro Co., The	177,800	8,290,814
Trinity Industries, Inc.	262,500	9,240,000
Washington Group International, Inc.	101,572	6,072,990
Werner Enterprises, Inc.	718,600	12,561,128
		89,664,172

Information Technology — 3.1%
Gevity HR, Inc.	325,000	7,699,250
QAD, Inc.	450,000	3,775,500
TriZetto Group, Inc., The*	246,400	4,526,368
		16,001,118

Materials — 4.0%
Buckeye Technologies, Inc.*	535,425	6,414,392
Century Aluminum Co.*	203,300	9,077,345
Martin Marietta Materials, Inc.	50,000	5,195,500
		20,687,237

Utilities — 3.4%
UGI Corp.	243,200	6,634,496
WPS Resources Corp.	200,000	10,806,000
		17,440,496

Total Common Stocks		$451,385,951

Diamond Hill Funds Annual Report December 31, 2006	Page 23

Diamond Hill Small Cap Fund
Schedule of Investments (Continued)
December 31, 2006

		Market
	Shares	Value

Registered Investment Companies — 12.7%
First American Prime
Obligations Fund - Class Z	65,795,649	$65,795,649

Total Investment Securities — 99.9%
(Cost $473,346,474)**		$517,181,600

Other Assets In Excess
Of Liabilities — 0.1%		758,458

Net Assets — 100.0%		$517,940,058

*	Non-income producing security.

**	Represents cost for financial reporting purposes.

See accompanying Notes to Financial Statements.

Diamond Hill Small-Mid Cap Fund
Schedule of Investments
December 31, 2006

		Market
	Shares	Value

Common Stocks — 80.7%
Consumer Discretionary — 15.0%
Aaron Rents, Inc.	13,900	$400,042
American Greetings Corp.	16,500	393,855
Belo Corp.	21,400	393,332
Black & Decker Corp., The	6,600	527,802
Brink's Co., The	4,050	258,876
Callaway Golf Co.	20,700	298,287
Finish Line, Inc., The	26,600	379,848
K-Swiss, Inc.	11,000	338,140
MoneyGram International, Inc.	5,000	156,800
Polaris Industries, Inc.	4,900	229,467
United Auto Group, Inc.	9,200	216,844
		3,593,293

Consumer Staples — 1.9%
Del Monte Foods Co.	22,600	249,278
Flowers Foods, Inc.	7,775	209,847
		459,125

Energy — 19.0%
Berry Petroleum Co.	9,700	300,797
Cimarex Energy Co.	23,100	843,150
Encore Acquisition Co.*	32,400	794,772
Helmerich & Payne, Inc.	18,800	460,036
Hornbeck Offshore Services, Inc.*	8,600	307,020
James River Coal Co.*	6,400	59,392
Lufkin Industries, Inc.	2,300	133,584
Noble Energy, Inc.	13,100	642,817
Southwestern Energy Co.*	6,900	241,845
Tidewater, Inc.	3,200	154,752
Whiting Petroleum Corp.*	13,000	605,800
		4,543,965

Financial — 13.4%
1st Source Corp.	5,000	160,650
Assurant, Inc.	2,700	149,175
Centennial Bank Holdings, Inc.*	19,000	179,740
Comerica, Inc.	7,100	416,628
First Horizon National Corp.	7,700	321,706
Hanmi Financial Corp.	6,800	153,204
Hanover Insurance Group	4,600	224,480
MAF Bancorp, Inc.	6,600	294,954

Page 24	Diamond Hill Funds Annual Report December 31, 2006

Diamond Hill Small-Mid Cap Fund
Schedule of Investments (Continued)
December 31, 2006

		Market
	Shares	Value

Common Stocks — 80.7%
Financial — 13.4% continued
Sky Financial Group, Inc.	8,500	$242,590
Sovereign Bancorp, Inc.	12,200	309,758
Summit Bank Corp.	3,910	94,974
UCBH Holdings, Inc.	14,000	245,840
United Fire & Casualty Co.	11,500	405,375
		3,199,074

Health Care — 2.2%
Analogic Corp.	5,200	291,928
Apria Healthcare Group, Inc.*	9,275	247,179
		539,107

Industrial — 17.2%
Acco Brands Corp.*	26,500	701,455
AirTran Holdings, Inc.*	50,700	595,218
Dover Corp.	4,900	240,198
Fluor Corp.	7,000	571,550
Kaydon Corp.	2,700	107,298
Lincoln Electric Holdings, Inc.	2,200	132,924
Parker Hannifin Corp.	1,700	130,696
Pentair, Inc.	3,300	103,620
Toro Co., The*	7,700	359,051
Trinity Industries, Inc.	12,600	443,520
Washington Group International, Inc.	3,200	191,328
Werner Enterprises, Inc.	31,790	555,689
		4,132,547

Information Technology — 3.3%
Advanced Micro Devices, Inc.*	18,800	382,580
Gevity HR, Inc.	10,900	258,221
TriZetto Group, Inc., The*	7,800	143,286
		784,087

Materials — 5.3%
Century Aluminum Co.*	6,200	276,830
Lyondell Chemical Co.	9,100	232,687
Martin Marietta Materials, Inc.	2,600	270,166
MeadWestvaco Corp.	16,200	486,972
		1,266,655

Utilities — 3.4%
Energen Corp.	5,100	239,394
UGI Corp.	6,200	169,136
WPS Resources Corp.	7,600	410,628
		819,158

Total Common Stocks		$19,337,011

Registered Investment Companies — 19.3%
First American Prime
Obligations Fund - Class Z 4,630,329		$4,630,329

Total Investment Securities — 100.0%
(Cost $23,054,868)**		$23,967,340

Liabilities In Excess
Of Other Assets — 0.0%		(4,991)

Net Assets — 100.0%		$23,962,349

*	Non-income producing security.

**	Represents cost for financial reporting purposes.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2006	Page 25

Diamond Hill Large Cap Fund
Schedule of Investments
December 31, 2006

		Market
	Shares	Value

Common Stocks — 86.0%
Consumer Discretionary — 11.7%
Black & Decker Corp., The	91,350	$7,305,260
Brink's Co., The	62,854	4,017,628
Fortune Brands, Inc.	113,600	9,700,303
Gannett Co., Inc.	136,700	8,264,882
Hanesbrands, Inc.*	46,793	1,105,251
McDonald’s Corp.	365,650	16,209,264
MoneyGram International, Inc.	79,300	2,486,848
		49,089,436

Consumer Staples — 6.3%
Archer-Daniels-Midland Co.	117,620	3,759,135
General Mills, Inc.	71,050	4,092,480
Kimberly-Clark Corp.	130,485	8,866,456
Sara Lee Corp.	577,915	9,841,892
		26,559,963

Energy — 16.6%
Apache Corp.	283,900	18,882,189
ConocoPhillips	275,500	19,822,225
Devon Energy Corp.	304,650	20,435,922
XTO Energy, Inc.	221,350	10,414,518
		69,554,854

Financial — 17.8%
Allstate Corp.	55,500	3,613,605
American International Group, Inc.	212,140	15,201,953
Bank of America Corp.	110,900	5,920,951
Bank of New York Co., Inc.	142,900	5,625,973
Citigroup, Inc.	170,600	9,502,420
Comerica, Inc.	74,740	4,385,743
Merrill Lynch & Co., Inc.	66,300	6,172,530
U.S. Bancorp	347,655	12,581,635
Wells Fargo & Co.	324,400	11,535,664
		74,540,474

Health Care — 9.0%
Abbott Laboratories	185,860	9,053,240
Cardinal Health, Inc.	97,800	6,301,254
Johnson & Johnson	133,200	8,793,864
Pfizer, Inc.	135,200	3,501,680
UnitedHealth Group, Inc.	103,690	5,571,264
Wellpoint, Inc.*	55,920	4,400,345
		37,621,647

Industrial — 7.9%
Fluor Corp.	107,050	8,740,633
Norfolk Southern Corp.	102,712	5,165,386
Parker Hannifin Corp.	41,250	3,171,300
Southwest Airlines Co.	399,570	6,121,412
Trinity Industries, Inc.	95,425	3,358,960
Union Pacific Corp.	71,550	6,584,031
		33,141,722

Information Technology — 5.7%
Advanced Micro Devices, Inc.*	381,661	7,766,801
Lexmark International, Inc.*	119,400	8,740,080
Microsoft Corp.	250,000	7,465,000
		23,971,881

Materials — 7.1%
Dow Chemical Co.	189,500	7,568,630
International Paper Co.	112,200	3,826,020
MeadWestvaco Corp.	264,850	7,961,391
Phelps Dodge Corp.	10,750	1,286,990
Weyerhaeuser Co.	130,100	9,191,565
		29,834,596

Telecommunications — 1.0%
Sprint Nextel Corp.	230,250	4,349,423

Utilities — 2.9%
Dominion Resources, Inc.	146,650	12,295,136

Total Common Stocks		$360,959,132

Registered Investment Companies — 14.4%
First American Prime
Obligations Fund - Class Z	60,675,986	$60,675,986

Total Investment Securities — 100.4%
(Cost $385,951,689)**		$421,635,118

Liabilities In Excess
Of Other Assets — (0.4)%		(1,728,765)

Net Assets — 100.0%		$419,906,353

*	Non-income producing security.

**	Represents cost for financial reporting purposes.

See accompanying Notes to Financial Statements.

Page 26	Diamond Hill Funds Annual Report December 31, 2006

Diamond Hill Select Fund
Schedule of Investments
December 31, 2006

		Market
	Shares	Value

Common Stocks — 89.4%
Consumer Discretionary — 12.3%
Belo Corp.	8,825	$162,204
Black & Decker Corp., The	5,990	479,020
Fortune Brands, Inc.	4,110	350,953
Gannett Co., Inc.	6,300	380,898
Hanesbrands, Inc.*	3,506	82,812
McDonald’s Corp.	15,150	671,599
MoneyGram International, Inc.	6,250	196,000
		2,323,486

Consumer Staples — 5.0%
Flowers Foods, Inc.	6,175	166,663
General Mills, Inc.	5,225	300,960
Sara Lee Corp.	28,050	477,692
		945,315

Energy — 19.1%
Apache Corp.	14,200	944,442
Cimarex Energy Co.	13,715	500,598
ConocoPhillips	13,000	935,350
Devon Energy Corp.	14,950	1,002,845
Encore Acquisition Co.*	7,500	183,975
James River Coal Co.*	6,200	57,536
		3,624,746

Financial — 12.7%
American International Group, Inc.	8,250	591,195
Citigroup, Inc.	8,300	462,310
U.S. Bancorp	19,400	702,086
Wells Fargo & Co.	18,000	640,080
		2,395,671

Health Care — 8.2%
Abbott Laboratories	7,450	362,890
Cardinal Health, Inc.	4,500	289,935
Johnson & Johnson	6,310	416,586
UnitedHealth Group, Inc.	8,972	482,065
		1,551,476

Industrial — 11.8%
Acco Brands Corp.*	9,900	262,053
AirTran Holdings, Inc.*	26,600	312,284
Fluor Corp.	7,300	596,045
Norfolk Southern Corp.	5,343	268,699
Trinity Industries, Inc.	8,137	286,422
Union Pacific Corp.	5,525	508,411
		2,233,914

Information Technology — 7.7%
Advanced Micro Devices, Inc.*	14,933	303,887
Lexmark International, Inc.*	5,600	409,920
Microsoft Corp.	20,000	597,200
TriZetto Group, Inc., The*	8,000	146,960
		1,457,967

Materials — 8.1%
Dow Chemical Co.	10,400	415,376
MeadWestvaco Corp.	14,525	436,622
Phelps Dodge Corp.	491	58,783
Weyerhauser Co.	8,674	612,817
		1,523,598

Telecommunications — 1.0%
Sprint Nextel Corp.	9,750	184,178

Utilities — 3.5%
Dominion Resources, Inc.	8,000	670,720

Total Common Stocks		$16,911,071

Registered Investment Companies — 10.9%
First American Prime
Obligations Fund - Class Z	2,068,525	$2,068,525

Total Investment Securities — 100.3%
(Cost $18,216,326)**		$18,979,596

Liabilities In Excess
Of Other Assets — (0.3)%		(62,334)

Net Assets — 100.0%		$18,917,262

*	Non-income producing security.

**	Represents cost for financial reporting purposes.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2006	Page 27

Diamond Hill Long-Short Fund
Schedule of Investments
December 31, 2006

		Market
	Shares	Value

Common Stocks — 79.8%
Consumer Discretionary — 13.8%
Belo Corp. †	598,200	$10,994,916
Black & Decker Corp., The †	356,532	28,511,864
Brink's Co., The †	231,046	14,768,460
Fortune Brands, Inc. †	363,000	30,996,570
Gannett Co., Inc. †	415,950	25,148,337
Hanesbrands, Inc.* †	126,781	2,994,567
McDonald’s Corp. †	1,082,769	47,999,149
MoneyGram International, Inc. †	368,500	11,556,160
		172,970,023

Consumer Staples — 3.3%
General Mills, Inc. †	228,500	13,161,600
Sara Lee Corp. †	1,619,950	27,587,749
		40,749,349

Energy — 18.5%
Apache Corp. †	839,550	55,838,471
Cimarex Energy Co. †	1,182,200	43,150,300
ConocoPhillips †	820,850	59,060,157
Devon Energy Corp. †	874,850	58,684,937
Encore Acquisition Co.* †	528,550	12,965,332
James River Coal Co.* †	251,950	2,338,096
		232,037,293

Financial — 11.5%
American International Group, Inc. †	602,950	43,207,397
Citigroup, Inc. †	467,200	26,023,040
U.S. Bancorp †	1,053,200	38,115,308
Wells Fargo & Co. †	1,033,550	36,753,038
		144,098,783

Health Care — 7.8%
Abbott Laboratories †	620,750	30,236,733
Cardinal Health, Inc. †	292,800	18,865,104
Johnson & Johnson †	461,450	30,464,929
UnitedHealth Group, Inc. †	337,840	18,152,143
		97,718,909

Industrial — 8.6%
Acco Brands Corp.* †	399,614	10,577,783
AirTran Holdings, Inc.* †	1,462,150	17,165,641
Fluor Corp. †	315,950	25,797,318
Norfolk Southern Corp. †	290,206	14,594,460
Trinity Industries, Inc. †	380,950	13,409,440
Union Pacific Corp. †	286,650	26,377,532
		107,922,174

Information Technology — 6.5%
Advanced Micro Devices, Inc.* †	1,072,297	21,821,244
Lexmark International, Inc.* †	329,450	24,115,740
Microsoft Corp. †	947,650	28,296,829
TriZetto Group, Inc., The* †	353,400	6,491,958
		80,725,771

Materials — 5.7%
Dow Chemical Co. †	569,450	22,743,833
MeadWestvaco Corp. †	768,750	23,108,625
Phelps Dodge Corp. †	30,074	3,600,459
Weyerhaeuser Co. †	307,850	21,749,603
		71,202,520

Telecommunications — 1.2%
Sprint Nextel Corp. †	772,700	14,596,303

Utilities — 2.9%
Dominion Resources, Inc. †	439,900	36,881,216
Total Common Stocks		$998,902,341

Registered Investment Companies — 17.6%
First American Prime
Obligations Fund - Class Z	219,822,738	$219,822,738

Total Investment Securities — 97.4%
(Cost $1,139,480,217)**		$1,218,725,079

Segregated Cash With Brokers — 37.2%		466,370,405

Securities Sold Short — (35.4)%
(Proceeds $447,151,804)		(443,164,226)

Other Assets In
Excess of Liabilities — (0.8)%		10,514,174

Net Assets — 100.0%		$1,252,445,432

*	Non-income producing security.

**	Represents cost for financial reporting purposes.

†	Security position is entirely held in a segregated account as collateral for securities sold short aggregating a total market value of $998,902,341.

See accompanying Notes to Financial Statements.

Page 28	Diamond Hill Funds Annual Report December 31, 2006

Diamond Hill Long-Short Fund
Schedule of Securities Sold Short
December 31, 2006

		Market
	Shares	Value

Common Stocks — 90.8%
Consumer Discretionary — 39.0%
Amazon.com, Inc.*	945,791	$37,320,913
Apollo Group, Inc.*	425,281	16,573,201
Brunswick Corp.	136,200	4,344,780
DIRECTV Group, Inc., The*	482,400	12,031,056
EchoStar Communications
Corp., Class A*	146,011	5,552,798
Ford Motor Co.	2,675,300	20,091,503
General Motors Corp.	630,450	19,367,424
Gymboree Corp., The *	114,600	4,373,136
Harley-Davidson, Inc.	125,950	8,875,696
Kohl's Corp.*	67,050	4,588,231
NetFlix, Inc.*	186,000	4,809,960
P.F. Chang's China Bistro, Inc.*	232,000	8,904,160
Panera Bread Co.*	60,200	3,365,782
RadioShack Corp.	842,000	14,128,760
Red Robin Gourmet Burgers, Inc.*	190,645	6,834,623
Winnebago Industries, Inc.	51,100	1,681,702
		172,843,725

Consumer Staples — 6.6%
Colgate-Palmolive Co.	127,650	8,327,886
Kraft Foods, Inc.	136,110	4,859,127
Procter & Gamble Co.	251,750	16,179,972
		29,366,985

Finance — 1.4%
Corus Bankshares, Inc.	105,232	2,427,702
PrivateBancorp, Inc.	90,200	3,755,026
		6,182,728

Health Care — 8.1%
Boston Scientific Corp.*	221,250	3,801,076
Laboratory Corp. of
America Holdings*	201,488	14,803,323
Quest Diagnostics, Inc.	157,850	8,366,050
Tenet Healthcare Corp.*	1,302,925	9,081,387
		36,051,836

Industrial — 6.4%
Boeing Co.	123,000	10,927,320
Energy Conversion Devices, Inc.*	197,400	6,707,652
United Parcel Service, Inc.	141,245	10,590,550
		28,225,522

Information Technology — 28.2%
Apple Computer, Inc.*	198,275	16,821,651
Applied Materials, Inc.	718,925	13,264,166
Cisco Systems, Inc.*	616,550	16,850,311
eBay, Inc.*	423,700	12,740,659
Google, Inc.*	29,050	13,376,944
Juniper Networks, Inc.*	769,700	14,578,118
National Semiconductor Corp.	331,050	7,514,835
Total System Services, Inc.	223,050	5,886,290
Yahoo!, Inc.*	926,200	23,655,148
		124,688,122

Utilities — 1.1%
Aqua America, Inc.	213,500	4,863,531

Total Common Stocks Sold Short		$402,222,449

Exchange Traded Funds — 9.2%
Internet HOLDRs Trust	135,350	$7,099,107
Nasdaq 100 Trust, Series I	625,030	26,976,295
Semiconductor HOLDRs Trust	203,750	6,866,375

Total Exchange Traded
Funds Sold Short		$40,941,777

Total Securities Sold Short - 100.0%
(Proceeds $447,151,804)		$443,164,226

*	Non-dividend expense producing security.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2006	Page 29

Diamond Hill Financial Long-Short Fund
Schedule of Investments
December 31, 2006

		Market
	Shares	Value

Preferred Stocks — 4.1%
Finance — 2.3%
Citizens Funding Trust I, 7.50%, 9/15/66 †	10,000	$260,000
Countrywide Capital V 7.000% PFD †	20,000	504,000
KeyCorp Capital VIII, 7.00%, 6/15/66 †	10,000	262,200
		1,026,200

Real Estate Investment Trust — 1.8%
Mills Corp., The †	35,000	768,250

Total Preferred Stocks		$1,794,450

Common Stocks — 67.2%
Finance - Banks & Thrifts — 33.4%
1st Source Corp. †	10,900	$350,217
Capital Corp. of the West †	8,643	277,354
Centennial Bank Holdings, Inc. * †	50,000	473,000
Comerica, Inc. †	22,000	1,290,960
Fifth Third Bancorp †	5,029	205,837
First Horizon National Corp. †	17,000	710,260
First National Lincoln Corp. †	14,394	241,100
First State Bancorp †	21,512	532,422
Freedom Bank* †	15,000	210,000
Greene County Bancshares, Inc. †	5,865	233,016
Hanmi Financial Corp. †	15,000	337,950
ITLA Capital Corp. †	10,002	579,216
MAF Bancorp, Inc. †	14,734	658,462
National City Corp. †	5,000	182,800
PNC Financial Services Group, Inc. †	10,000	740,400
Sky Financial Group, Inc. †	15,400	439,516
Sovereign Bancorp, Inc. †	20,000	507,800
Summit Bank Corp. †	4,548	110,471
Taylor Capital Group, Inc. †	12,000	439,320
UCBH Holdings, Inc. †	20,000	351,200
U.S. Bancorp †	46,000	1,664,740
Wachovia Corp. †	19,680	1,120,776
Washington Mutual, Inc. †	29,000	1,319,210
Wells Fargo & Co. †	47,000	1,671,320
		14,647,347

Finance - Broker Dealer — 6.0%
Merrill Lynch & Co., Inc. †	16,000	1,489,600
Morgan Stanley †	14,000	1,140,020
		2,629,620

Financial - Diversified — 7.5%
Bank of America Corp. †	24,474	1,306,667
Citigroup, Inc. †	36,000	2,005,200
		3,311,867

Financial Specialties — 6.1%
Bank of New York Co., Inc. †	37,000	1,456,690
Freddie Mac †	18,000	1,222,200
		2,678,890

Insurance — 13.1%
Allstate Corp. †	20,000	1,302,200
American International Group, Inc. †	22,000	1,576,520
Assurant, Inc. †	7,000	386,750
Hanover Insurance Group, Inc. †	11,000	536,800
Ohio Casualty Corp. †	14,000	417,340
PartnerRe Ltd. †	4,600	326,738
SAFECO Corp. †	3,500	218,925
United Fire & Casualty Co. †	28,000	987,000
		5,752,273

Real Estate Investment Trust — 1.1%
Eagle Hospitality Properties Trust, Inc. †	51,300	470,934

Total Common Stocks		$29,490,931

Registered Investment Companies — 28.4%
First American Prime
Obligations Fund - Class Z	12,472,119	$12,472,119

Page 30	Diamond Hill Funds Annual Report December 31, 2006

Diamond Hill Financial Long-Short Fund
Schedule of Investments (Continued)
December 31, 2006

		Market
	Shares	Value
Total Investment Securities — 99.7%
(Cost $37,220,441)**		$43,757,500

Segregated Cash With Brokers — 8.7%		3,828,162

Securities Sold Short — (10.0)%
(Proceeds $4,147,194)		(4,383,578)

Other Assets In Excess
Of Liabilities — 1.6%		396,279

Net Assets — 100.0%		$43,598,363

*	Non-income producing security.

**	Represents cost for financial reporting purposes.

†	Security position is entirely held in a segregated account as collateral for securities sold short aggregating a total market value of $31,285,381.

See accompanying Notes to Financial Statements.

Diamond Hill Financial Long-Short Fund
Schedule of Securities Sold Short
December 31, 2006

		Market
	Shares	Value

Common Stocks — 100.0%
Finance - Banks & Thrifts — 84.9%
City Holding Co	22,000	$899,580
Corus Bankshares, Inc.	11,900	274,533
First Marblehead Corp., The	16,500	901,725
Privatebancorp, Inc.	22,000	915,860
Virginia Commerce Bancorp, Inc.*	19,000	377,720
Westamerican Bancorporation	7,000	354,410
		3,723,828

Information Technology — 15.1%
Total System Services, Inc.	25,000	659,750

Total Common Stocks
Sold Short — 100%
(Proceeds 4,147,194)		$4,383,578

*	Non-dividend expense producing security.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2006	Page 31

Diamond Hill Strategic Income Fund
Schedule of Investments
December 31, 2006

		Market
	Shares	Value

Common Stocks — 13.2%
Energy — 10.4%
Atlas Pipeline Partners, L.P.	28,380	$1,362,240
Energy Transfer Partners, L.P.	40,020	2,165,081
Enterprise Products Partners, L.P.	37,195	1,077,911
Inergy, L.P.	36,000	1,073,160
Markwest Energy Partners, L.P.	23,500	1,401,775
Penn Virginia GP Holdings, L.P.*	60,000	1,192,800
Plains All American Pipeline, L.P.	33,780	1,729,536
Teekay LNG Partners, L.P.	40,500	1,349,055
TEPPCO Partners, L.P.	29,060	1,171,409
Valero, L.P.	19,518	1,088,519
		13,611,486

Real Estate Investment Trust — 2.8%
Crystal River Capital, Inc.	77,000	1,965,810
Eagle Hospitality Properties Trust, Inc.	81,400	747,252
Education Realty Trust, Inc.	60,050	886,939
		3,600,001

Total Common Stocks		$17,211,487

Collateralized Debt Obligations — 3.1%
Alesco Preferred Funding III †	1,000,059	$1,065,543
Alesco Preferred Funding IV †	389	398,312
Alesco Preferred Funding V †	91	91,210
Alesco Preferred Funding VI †	700,687	575,843
Alesco Preferred Funding VI Series E †	378,467	311,034
Fort Sheridan, Ltd., 144A †	509,051	516,996
Taberna Preferred Funding, Ltd. †	1,101,474	1,137,894
Total Collateralized Debt Obligations		$4,096,832

Preferred Stocks — 44.1%
Alexandria Real Estate Series C - REIT	81,900	$2,142,504
Apartment Invt. & Mgmt. Co., 7.75% - REIT	12,000	305,400
Apartment Invt. & Mgmt. Co., 7.875% - REIT	18,000	459,000
Apartment Invt. & Mgmt. Co., 8.00% - REIT	23,200	590,440
Apartment Invt. & Mgmt. Co., 9.375% - REIT	37,000	973,100
Arch Capital Group Ltd., 8.00%	72,400	1,914,980
Aspen Insurance, 7.401%	40,000	1,024,000
Axis Capital Series A, 7.25%	63,000	1,626,030
Bancorpsouth Capital Trust I, 8.15%	15,000	376,050
Capital One Capital II, 7.75%	45,000	1,182,600
CBL & Associates Series C - REIT	22,000	564,520
CBL & Associates Series D - REIT	41,500	1,062,400
Citigroup Capital VIII	105,000	2,643,900
Colonial Capital IV, 7.88%	40,000	1,022,000
Comcast Corp., 7.00%, Series B	73,700	1,903,671
Corporate Backed Trust Certificates, 7.75%	5,000	133,000
Countrywide Capital, 7.00%*	88,200	2,222,640
Cousins Properties, Inc. Series B - REIT	58,200	1,485,846
Dominion CNG Capital Trust I	20,000	507,200
Duke Realty Corp., Series N, 7.25%	56,400	1,499,112
Health Care REIT, Inc.	24,055	1,034,846
Health Care REIT, Inc., 7.625%	44,200	1,143,454
Health Care REIT, Inc., 7.875%	10,000	259,000
Huntington Preferred Capital, Inc. - REIT	13,400	387,394
Innkeepers USA Trust	16,000	403,360
Kilroy Realty Corp., 7.50% - REIT	50,100	1,270,035
Laclede Capital Trust I	49,000	1,250,480
LaSalle Hotel Properties - REIT, Series E	24,000	612,000
LaSalle Hotel Properties - REIT, Series D	38,100	973,931
Lexington Corporate Property Trust - REIT	15,500	396,180
Merrill Lynch Capital Trust, 7.28%	41,700	1,075,443
Merrill Lynch Capital Trust, 7.12%	51,500	1,324,580
Morgan Stanley Capital Trust II	57,000	1,447,800
Preferredplus Trust, 7.25% Series Val-1	20,300	518,259
Preferredplus Trust, 7.55%, Series FAR	19,600	500,780
Protective Life, 7.25%	50,000	1,304,500
PS Business Parks, Inc., 7.00% - REIT	39,400	1,002,730
PS Business Parks, Inc., 7.60% - REIT	19,300	495,624
Public Storage, Inc., 7.25%, Series K	50,000	1,295,000
Renaissance Holdings Ltd., 7.30%, Series B	62,500	1,593,125

Page 32	Diamond Hill Funds Annual Report December 31, 2006

Diamond Hill Strategic Income Fund
Schedule of Investments (Continued)
December 31, 2006

		Market
	Shares	Value

Preferred Stocks — 44.1% continued
Renaissance Holdings Ltd., 8.10%, Series A	23,000	$579,140
Saturns - FON	21,500	575,985
Selective INS GP, 7.50%	80,000	2,045,000
SL Green Realty, 7.875%, Series D	43,800	1,127,850
Southern Co. Capital Trust VI, 7.125%	27,100	683,733
Sovereign Capital Trust, 7.75%	54,000	1,444,500
Tanger Outlet Stores, 7.50%, Series C	37,500	970,500
Taubman Centers, Inc., 8.00% - REIT	58,260	1,532,238
Telephone & Data Systems, 7.60%	31,000	777,170
Mills Corp., The, 7.875% - REIT	35,000	768,250
Mills Corp., The, 8.75% - REIT	31,100	717,166
Mills Corp., The, 9.00% - REIT	40,500	943,650
US Cellular, 7.50%	52,293	1,346,545
Virginia Power Capital Trust, 7.375%	40,400	1,033,432
Wachovia Preferred Funding - REIT	27,500	772,475
Zions Capital Trust Series B	16,000	407,840
Total Preferred Stocks		$57,652,388

Registered Investment Companies — 6.0%
First American Prime Obligations Fund - Class Z	4,518,676	$4,518,675
Managed High Yield Plus Fund	100,000	496,000
Nuveen Preferred and Convertible Income Fund II	67,550	953,131
Nuveen Quality Preferred Income Fund	33,900	503,076
Nuveen Quality Preferred Income Fund II	45,100	680,108
Pimco High Income Fund	40,000	638,000
Total Registered
Investment Companies		$7,788,990

		Market
	Par Value	Value
Corporate Bonds — 19.0%
Consumer Discretionary — 1.7%
Goodyear Tire, 7.86%, 8/15/11	$200,000	$201,000
J. C. Penney Corp., Inc., 8.13%, 4/1/27	2,000,000	2,056,516
		2,257,516

Consumer, Non-Cyclical — 1.3%
Millennium America, Inc., 9.25%, 6/15/08	400,000	413,000
Reynolds American, Inc., 7.25%, 6/1/12	1,225,000	1,277,063
		1,690,063

Energy — 5.2%
Chesapeake Energy Corp., 7.63%, 7/15/13	500,000	526,875
Chesapeake Energy Corp., 7.75%, 1/15/15	1,500,000	1,561,875
Copano Energy, 8.13%, 3/1/16	2,000,000	2,070,000
Markwest Energy Finance Corp., 8.50%, 7/15/16 ^	2,550,000	2,652,000
		6,810,750

Finance — 5.8%
General Motors Acceptance Corp., 6.13%, 2/1/07	1,150,000	1,150,261
General Motors Acceptance Corp., 6.32%, 7/16/07	1,100,000	1,100,869
General Motors Acceptance Corp., 6.13%, 8/28/07	1,416,000	1,416,278
General Motors Acceptance Corp., 6.13%, 1/22/08	825,000	823,192
Montpelier, 6.13%, 8/15/13	2,200,000	2,143,319
Tobacco Settlement Financing Corp., 5.92%, 6/1/12	165,000	164,469
UBS Ag Structured, 5.07%, 6/20/08†	750,000	738,750
		7,537,138

Diamond Hill Funds Annual Report December 31, 2006	Page 33

Diamond Hill Strategic Income Fund
Schedule of Investments (Continued)
December 31, 2006

		Market
	Par Value	Value

Industrial — 5.0%
Beazer Homes, 8.63%, 5/15/11	$485,000	$499,550
K.B. Home, 7.75%, 2/1/10	1,435,000	1,460,113
Meritage Homes, 6.25%, 3/15/15	2,570,000	2,441,499
Standard Pacific Corp., 9.25%, 4/15/12	550,000	562,375
Standard Pacific Corp., 7.75%, 3/15/13	1,555,000	1,543,338
		6,506,875

Utilities — 0.0%
International Telephone, 7.50%, 7/1/11	40,000	40,023

Total Corporate Bonds		$24,842,365

U.S. Government Agency Obligations — 14.0%
FHLB, 6.00%, 4/25/16	$2,500,000	$2,512,775
FHLMC, 5.88%, 5/23/16	1,000,000	1,016,145
FHLMC, 6.00%, 8/18/16	1,000,000	1,006,507
FHLMC, 5.75%, 12/15/18	2,278,170	2,277,833
FHLMC MTN, 5.00%, 11/1/10	1,660,000	1,643,958
FNMA, 6.00%, 5/12/16	5,650,000	5,721,478
FNMA, 6.07%, 5/12/16	2,000,000	2,013,118
GNMA, 5.50%, 6/20/35	2,096,348	2,051,296
Total U.S. Government
Agency Obligations		$18,243,110

Total Investment Securities — 99.4%
(Amortized Cost $125,756,529)**		$129,835,172

Other Assets In Excess
Of Liabilities — 0.6%		746,678

Net Assets — 100.0%		$130,581,850

†
Restricted and illiquid securities valued at fair value and not registered under the Securities Act of 1933. Acquisition date and current cost: Alesco III - 3/04, $1,057,830; Alesco IV - 5/04, $395,331; Alesco V - 10/04, $93,055; Alesco VI - 12/04, $704,426; Alesco VI Series E - 03/05, $380,589; Fort Sheridan, Ltd. - 3/05, $512,147; Taberna Preferred Funding, Ltd. - 3/05, $1,121,850; UBS Ag Structured, 5.07%, 6/20/08 - 12/03, $750,802. At December 31, 2006, these securities had an aggregate market value of $4,835,582, representing 3.74% of net assets.

^
Restricted security not registered under the Securities Act of 1933. Acquisition date and current cost: Markwest Energy Finance Corp., 8.50%, 7/15/16 - 6/06, $2,048,086. At December 31, 2006 this security had a market value of $2,652,000, representing 2.05% of net assets.

*	Non-income producing security.

**	Represents cost for financial reporting purposes.

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

REIT - Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Page 34	Diamond Hill Funds Annual Report December 31, 2006

Diamond Hill Funds
Statements of Assets & Liabilities
December 31, 2006

		Small-Mid
	Small Cap	Cap	Large Cap	Select
	Fund	Fund	Fund	Fund
Assets
Investment securities, at cost	$473,346,474	$23,054,868	$385,951,689	$18,216,326
Investment securities, at market value	$517,181,600	$23,967,340	$421,635,118	$18,979,596
Receivable for securities sold	2,094,565	75,668	-	21,042
Receivable for fund shares issued	579,895	25,365	1,054,642	3,723
Receivable for dividends and interest	680,380	38,363	785,839	29,147
Total Assets	520,536,440	24,106,736	423,475,599	19,033,508

Liabilities
Dividends payable	112,054	1,878	221,313	45,808
Payable for securities purchased	1,085,659	110,875	2,546,247	28,956
Payable for fund shares redeemed	527,306	-	215,590	4,632
Payable to Investment Adviser	357,116	14,931	211,253	11,276
Payable to Administrator	152,471	5,383	117,912	5,292
Accrued distribution and service fees	361,776	11,320	256,931	20,282
Total Liabilities	2,596,382	144,387	3,569,246	116,246

Net Assets	$517,940,058	$23,962,349	$419,906,353	$18,917,262

Components of Net Assets
Paid-in capital	$469,497,540	$22,883,848	$373,809,307	$16,823,180
Accumulated net investment income	199,279	702	11,899	-
Accumulated net realized gains
from investment transactions	4,408,113	165,327	10,401,718	1,330,812
Net unrealized appreciation
on investments	43,835,126	912,472	35,683,429	763,270
Net Assets	$517,940,058	$23,962,349	$419,906,353	$18,917,262

Pricing of Class A Shares
Net assets attributable to Class A shares	$431,524,050	$9,608,182	$338,285,697	$10,036,243
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	17,240,483	880,952	20,678,829	898,117
Net asset value and redemption price per share	$25.03	$10.91	$16.36	$11.17
Maximum offering price per share	$26.35	$11.48	$17.22	$11.76

Pricing of Class C Shares
Net assets attributable to Class C shares	$35,035,230	$2,368,058	$22,438,409	$5,660,547
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	1,460,105	218,292	1,403,008	507,327
Net asset value, offering price and
redemption price per share (A)	$24.00	$10.85	$15.99	$11.16

Pricing of Class I Shares
Net assets attributable to Class I shares	$51,380,778	$11,986,109	$59,182,247	$3,220,472
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	2,048,768	1,098,386	3,608,275	288,458
Net asset value, offering price and
redemption price per share	$25.08	$10.91	$16.40	$11.16

(A)	Redemption price per share varies based upon holding period.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2006	Page 35

Diamond Hill Funds
Statements of Assets & Liabilities
December 31, 2006

		Financial	Strategic
	Long-Short	Long-Short	Income
	Fund	Fund	Fund
Assets
Investment securities, at cost	$1,139,480,217	$37,220,441	$125,756,529
Investment securities, at market value	$1,218,725,079	$43,757,500	$129,835,172
Deposits with brokers for securities sold short	466,370,405	3,828,162	-
Cash	-	-	36,783
Receivable for securities sold	2,372,092	351,344	509,287
Receivable for fund shares issued	11,027,749	111,466	944,635
Receivable for dividends and interest	3,586,872	137,665	1,072,026
Total Assets	1,702,082,197	48,186,137	132,397,903

Liabilities
Securities sold short, at value (proceeds $447,151,804 for the
Long-Short Fund and $4,147,194 for the Financial Long-Short Fund)	443,164,226	4,383,578	-
Dividends payable	2,493,799	91,303	65,272
Payable for securities purchased	1,272,135	-	1,540,189
Payable for dividends on securities sold short	134,829	4,085	-
Payable for fund shares redeemed	474,955	25,868	31,694
Payable to Investment Adviser	917,604	36,566	53,333
Payable to Administrator	324,285	13,161	30,697
Accrued distribution and service fees	854,932	33,213	94,868
Total Liabilities	449,636,765	4,587,774	1,816,053

Net Assets	$1,252,445,432	$43,598,363	$130,581,850

Components of Net Assets
Paid-in capital	$1,137,870,059	$37,118,670	$126,538,979
Accumulated net investment income	31,430	18,935	1,137,687
Accumulated net realized gains (losses)
from investment transactions	31,311,503	160,083	(1,173,459)
Net unrealized appreciation on investments	83,232,440	6,300,675	4,078,643
Net Assets	$1,252,445,432	$43,598,363	$130,581,850

Pricing of Class A Shares
Net assets attributable to Class A shares	$773,161,385	$38,978,217	$49,371,713
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	41,642,709	1,864,843	4,217,585
Net asset value and redemption price per share	$18.57	$20.90	$11.71
Maximum offering price per share	$19.55	$22.00	$12.13

Pricing of Class C Shares
Net assets attributable to Class C shares	$188,550,343	$4,620,146	$26,908,483
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	10,546,563	229,860	2,300,533
Net asset value, offering price and
redemption price per share (A)	$17.88	$20.10	$11.70

Pricing of Class I Shares
Net assets attributable to Class I shares	$290,733,704	$-	$54,301,654
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	15,604,827	-	4,645,681
Net asset value, offering price and
redemption price per share	$18.63	$-	$11.69

(A)	Redemption price per share varies based upon holding period.

See accompanying Notes to Financial Statements.

Page 36	Diamond Hill Funds Annual Report December 31, 2006

Diamond Hill Funds
Statements of Operations
For the year ended December 31, 2006

		Small-Mid
	Small Cap	Cap	Large Cap	Select
	Fund	Fund	Fund	Fund
Investment Income
Dividends	$6,727,415	$211,167	$6,619,934	$334,195
Interest	2,332,572	3,596	352,150	194
Total Investment Income	9,059,987	214,763	6,972,084	334,389

Expenses
Investment advisory fees	4,023,095	90,689	1,640,217	99,510
Administration fees	1,777,106	37,220	961,401	48,201
Distribution fees - Class A	1,031,234	16,535	581,474	21,536
Distribution and service fees - Class C	387,687	16,680	161,697	38,537
Total Expenses	7,219,122	161,124	3,344,789	207,784
Fees waived	-	(13,164)	-	(1,555)
Net expenses	7,219,122	147,960	3,344,789	206,229

Net Investment Income	1,840,865	66,803	3,627,295	128,160

Realized and Unrealized Gains
on Investments
Net realized gains from security transactions	13,279,686	290,830	13,150,211	353,784
Net change in unrealized appreciation/depreciation
on investments	14,570,777	912,472	25,863,722	763,270
Net Realized and Unrealized Gains
on Investments	27,850,463	1,203,302	39,013,933	1,117,054

Net Change in Net Assets
from Operations	$29,691,328	$1,270,105	$42,641,228	$1,245,214

		Financial	Strategic
	Long-Short	Long-Short	Income
	Fund	Fund	Fund

Investment Income
Dividends	$29,458,413	$966,051	$5,189,768
Interest	1,258,548	20,522	2,256,661
Total Investment Income	30,716,961	986,573	7,446,429

Expenses
Investment advisory fees	7,019,583	281,198	494,045
Administration fees	2,570,881	103,930	300,780
Distribution fees - Class A	1,240,259	62,530	101,147
Distribution and service fees - Class C	1,222,585	31,066	228,319
Dividend expense on securities sold short	2,026,278	24,206	-
Total Expenses	14,079,586	502,930	1,124,291

Net Investment Income	16,637,375	483,643	6,322,138

Realized and Unrealized Gains (Losses)
on Investments
Net realized gains (losses) from security transactions	48,765,541	1,001,438	(1,176,522)
Net realized gains on closed short positions	7,580,802	6,179	-
Net change in unrealized appreciation/depreciation
on investments	46,892,489	3,012,090	4,867,608
Net Realized and Unrealized Gains
on Investments	103,238,832	4,019,707	3,691,086

Net Change in Net Assets
from Operations	$119,876,207	$4,503,350	$10,013,224

*	Net of withholding tax of $12,828.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2006	Page 37

Diamond Hill Funds
Statements of Changes in Net Assets

			Small-Mid			Select
	Small Cap Fund		Cap Fund	Large Cap Fund		Fund
	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005 (A)	2006 (B)	2006	2005 (C)	2006 (B)
From Operations
Net investment income	$1,840,865	$141,795	$66,803	$3,627,295	$441,041	$128,160
Net realized gains (losses) from security transactions:
Non-affiliated securities	13,279,686	6,070,948	290,830	13,150,211	826,223	353,784
Affiliated securities	-	(24,485)	-	-	-	-
Net change in unrealized appreciation/
depreciation on investments	14,570,777	16,538,473	912,472	25,863,722	6,001,089	763,270
Net Change in Net Assets from Operations	29,691,328	22,726,731	1,270,105	42,641,228	7,268,353	1,245,214

Distributions to Shareholders
From net investment income - Class A	(1,461,271)	(88,670)	(11,426)	(2,849,167)	(385,575)	(72,460)
From net investment income - Class C	-	-	-	(71,342)	-	(18,228)
From net investment income - Class I	(377,249)	(52,777)	(54,675)	(697,950)	(52,388)	(36,839)
From net realized gains on investments - Class A	(8,863,709)	(2,332,978)	(49,613)	(2,314,419)	(204,951)	(101,349)
From net realized gains on investments - Class C	(754,982)	(341,473)	(12,636)	(158,661)	(22,510)	(57,943)
From net realized gains on investments - Class I	(1,100,628)	(198,862)	(63,254)	(395,892)	(19,857)	(34,363)
Decrease in Net Assets from
Distributions to Shareholders	(12,557,839)	(3,014,760)	(191,604)	(6,487,431)	(685,281)	(321,182)

From Capital Transactions
Class A
Proceeds from shares sold	241,663,449	272,059,463	9,566,845	268,607,885	79,782,242	18,883,568
Reinvested distributions	9,911,385	2,281,094	59,115	4,850,082	566,483	94,612
Payments for shares redeemed	(143,145,225)	(36,684,907)	(426,881)	(62,457,935)	(6,447,538)	(9,380,029)
Net Increase in Net Assets from
Class A Share Transactions	108,429,609	237,655,650	9,199,079	211,000,032	73,901,187	9,598,151

Class C
Proceeds from shares sold	1,486,361	25,920,075	2,414,652	12,780,229	7,614,242	6,235,183
Reinvested distributions	681,608	291,659	10,875	195,346	20,057	47,945
Payments for shares redeemed	(9,741,761)	(3,260,981)	(144,768)	(2,147,915)	(516,179)	(901,037)
Net Increase (Decrease) in Net Assets
from Class C Share Transactions	(7,573,792)	22,950,753	2,280,759	10,827,660	7,118,120	5,382,091

Class I
Proceeds from shares sold	30,854,005	34,880,113	11,789,608	46,111,291	9,959,881	3,190,001
Reinvested distributions	1,300,894	216,466	114,768	1,042,006	72,245	57,377
Payments for shares redeemed	(17,678,427)	(611,156)	(500,366)	(1,825,245)	(106,505)	(234,390)
Net Increase in Net Assets from Class I
Share Transactions	14,476,472	34,485,423	11,404,010	45,328,052	9,925,621	3,012,988

Total Increase in Net Assets	132,465,778	314,803,797	23,962,349	303,309,541	97,528,000	18,917,262

Net Assets
Beginning of year	385,474,280	70,670,483	-	116,596,812	19,068,812	-
End of year	$517,940,058	$385,474,280	$23,962,349	$419,906,353	$116,596,812	$18,917,262

Accumulated Net Investment Income	$199,279	$138,005	$702	$11,899	$3,063	$-

(A)	Except for Class I shares, which represents the period from commencement of operations (April 29, 2005) through December 31, 2005.

(B)	Represents the period from commencement of operations (December 31, 2005) through December 31, 2006, and commencement of public offering and investment operations on January 3, 2006.

(C)	Except for Class I shares, which represents the period from commencement of operations (January 31, 2005) through December 31, 2005.

See accompanying Notes to Financial Statements.

Page 38	Diamond Hill Funds Annual Report December 31, 2006

Diamond Hill Funds
Statements of Changes in Net Assets

			Financial		Strategic
	Long-Short Fund		Long-Short Fund		Income Fund
	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005 (A)
From Operations
Net investment income	$16,637,375	$1,645,465	$483,643	$293,936	$6,322,138	$3,724,159
Net realized gains (losses) from security transactions:
Non-affiliated securities	48,765,541	3,166,349	1,001,438	562,835	(1,176,522)	(321,092)
Affiliated securities	-	(64,286)	-	(10,916)	-	-
Net realized gains (losses) on closed short positions	7,580,802	(510,782)	6,179	-	-	-
Net change in unrealized appreciation/
depreciation on investments	46,892,489	28,139,410	3,012,090	(1,035,600)	4,867,608	(2,177,920)
Net Change in Net Assets from Operations	119,876,207	32,376,156	4,503,350	(189,745)	10,013,224	1,225,147

Distributions to Shareholders
From net investment income - Class A	(10,232,380)	(1,064,052)	(450,305)	(277,083)	(2,386,238)	(1,813,171)
From net investment income - Class C	(1,714,365)	(110,997)	(32,134)	(17,156)	(1,162,593)	(949,813)
From net investment income - Class I	(4,666,367)	(470,175)	-	-	(2,292,771)	(935,928)
From net realized gains on investments - Class A	(15,916,405)	(398,831)	(646,082)	(335,366)	-	-
From net realized gains on investments - Class C	(4,076,127)	(178,867)	(77,458)	(52,250)	-	-
From net realized gains on investments - Class I	(5,994,042)	(133,705)	-	-	-	-
Decrease in Net Assets from
Distributions to Shareholders	(42,599,686)	(2,356,627)	(1,205,979)	(681,855)	(5,841,602)	(3,698,912)

From Capital Transactions
Class A
Proceeds from shares sold	748,080,923	138,921,865	28,386,555	5,743,426	22,508,919	18,458,705
Reinvested distributions	23,482,616	1,341,912	887,198	556,551	2,218,191	1,568,418
Payments for shares redeemed	(227,866,464)	(24,382,765)	(10,597,849)	(8,881,274)	(8,471,730)	(18,749,601)
Net Increase (Decrease) in Net Assets from
Class A Share Transactions	543,697,075	115,881,012	18,675,904	(2,581,297)	16,255,380	1,277,522

Class C
Proceeds from shares sold	116,274,212	43,809,596	2,362,985	2,066,101	10,823,237	8,119,575
Reinvested distributions	4,678,090	246,770	85,778	61,907	977,800	716,306
Payments for shares redeemed	(16,096,040)	(1,883,931)	(734,210)	(3,388,240)	(6,161,653)	(3,425,855)
Net Increase (Decrease) in Net Assets from
Class C Share Transactions	104,856,262	42,172,435	1,714,553	(1,260,232)	5,639,384	5,410,026

Class I
Proceeds from shares sold	261,137,582	54,066,213	-	-	28,201,031	25,428,393
Reinvested distributions	8,126,804	451,130	-	-	1,985,620	805,057
Payments for shares redeemed	(50,447,972)	(2,608,726)	-	-	(2,683,189)	(268,673)
Net Increase in Net Assets from Class I
Share Transactions	218,816,414	51,908,617	-	-	27,503,462	25,964,777

Total Increase (Decrease) in Net Assets	944,646,272	239,981,593	23,687,828	(4,713,129)	53,569,848	30,178,560

Net Assets
Beginning of year	307,799,160	67,817,567	19,910,535	24,623,664	77,012,002	46,833,442
End of year	$1,252,445,432	$307,799,160	$43,598,363	$19,910,535	$130,581,850	$77,012,002

Undistributed Net Investment Income	$31,430	$241	$18,935	$36,750	$1,137,687	$142,058

(A)	Except for Class I shares, which represents the period from commencement of operations (January 31, 2005) through December 31, 2005.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2006	Page 39

Diamond Hill Funds
Schedule of Capital Share Transactions

			Small-Mid
	Small Cap Fund		Cap Fund	Large Cap Fund		Select Fund
	For the	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005 (A)	2006 (B)	2006	2005 (C)	2006 (B)
Shares
Class A Shares:
Issued	9,777,692	11,884,617	916,260	17,711,819	5,750,819	1,789,739
Reinvested	391,952	95,244	5,370	295,973	39,239	8,440
Redeemed	(5,825,945)	(1,670,736)	(40,678)	(4,021,684)	(485,251)	(900,062)
Net increase in shares outstanding	4,343,699	10,309,125	880,952	13,986,108	5,304,807	898,117
Shares outstanding, beginning of period	12,896,784	2,587,659	-	6,692,721	1,387,914	-
Shares outstanding, end of period	17,240,483	12,896,784	880,952	20,678,829	6,692,721	898,117
Class C Shares:
Issued	62,322	1,190,447	231,713	861,725	573,027	589,923
Reinvested	28,154	12,631	992	12,222	1,423	4,291
Redeemed	(411,819)	(155,648)	(14,413)	(143,533)	(40,015)	(86,887)
Net increase (decrease) in shares outstanding	(321,343)	1,047,430	218,292	730,414	534,435	507,327
Shares outstanding, beginning of period	1,781,448	734,018	-	672,594	138,159	-
Shares outstanding, end of period	1,460,105	1,781,448	218,292	1,403,008	672,594	507,327
Class I Shares:
Issued	1,236,764	1,494,015	1,133,512	2,936,838	724,463	304,517
Reinvested	51,275	9,017	10,437	63,368	4,992	5,116
Redeemed	(716,344)	(25,959)	(45,563)	(113,791)	(7,595)	(21,175)
Net increase in shares outstanding	571,695	1,477,073	1,098,386	2,886,415	721,860	288,458
Shares outstanding, beginning of period	1,477,073	-	-	721,860	-	-
Shares outstanding, end of period	2,048,768	1,477,073	1,098,386	3,608,275	721,860	288,458

	Long-Short Fund		Financial Long-Short Fund		Strategic Income Fund
	For the	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005 (C)	2006	2005	2006	2005 (B)
Shares
Class A Shares:
Issued	42,263,327	9,071,724	1,417,131	308,794	1,967,217	1,594,116
Reinvested	1,257,154	81,901	42,390	29,801	193,757	136,352
Redeemed	(12,814,047)	(1,656,054)	(534,193)	(482,068)	(740,245)	(1,622,010)
Net increase (decrease) in shares outstanding	30,706,434	7,497,571	925,328	(143,473)	1,420,729	108,458
Shares outstanding, beginning of period	10,936,275	3,438,704	939,515	1,082,988	2,796,856	2,688,398
Shares outstanding, end of period	41,642,709	10,936,275	1,864,843	939,515	4,217,585	2,796,856
Class C Shares:
Issued	6,779,536	2,998,042	122,299	115,039	952,633	701,596
Reinvested	260,608	15,703	4,273	3,444	85,466	62,364
Redeemed	(946,960)	(129,880)	(39,359)	(189,834)	(540,262)	(299,549)
Net increase (decrease) in shares outstanding	6,093,184	2,883,865	87,213	(71,351)	497,837	464,411
Shares outstanding, beginning of period	4,453,379	1,569,514	142,647	213,998	1,802,696	1,338,285
Shares outstanding, end of period	10,546,563	4,453,379	229,860	142,647	2,300,533	1,802,696
Class I Shares:
Issued	14,523,326	3,586,245	-	-	2,455,009	2,205,980
Reinvested	433,229	27,442	-	-	173,496	70,360
Redeemed	(2,799,639)	(165,776)	-	-	(235,712)	(23,452)
Net increase in shares outstanding	12,156,916	3,447,911	-	-	2,392,793	2,252,888
Shares outstanding, beginning of period	3,447,911	-	-	-	2,252,888	-
Shares outstanding, end of period	15,604,827	3,447,911	-	-	4,645,681	2,252,888

(A)	Except for Class I shares, which represents the period from commencement of operations (April 29, 2005) through December 31, 2005.

(B)	Represents the period from commencement of operations (December 31, 2005) through December 31, 2006, and commencement of public offering and investment operations on January 3, 2006.

(C)	Except for Class I shares, which represents the period from commencement of operations (January 31, 2005) through December 31, 2005.

See accompanying Notes to Financial Statements.

Page 40	Diamond Hill Funds Annual Report December 31, 2006

Diamond Hill Funds
Financial Highlights
For a share outstanding throughout each period.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Diamond Hill Small Cap Fund - Class A	2006	2005	2004	2003	2002
Net asset value at beginning of year	$23.95	$21.41	$16.82	$11.26	$12.29
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.02	(0.03)	(0.06)	(0.17)
Net realized and unrealized gains
(losses) on investments	1.60	2.74	4.94	5.71	(0.84)
Total from investment operations	1.69	2.76	4.91	5.65	(1.01)
Less Distributions:
Dividends from net investment income	(0.09)	(0.01)	-	-	-
Distributions from net realized gains	(0.52)	(0.21)	(0.32)	(0.09)	(0.02)
Total distributions	(0.61)	(0.22)	(0.32)	(0.09)	(0.02)
Net asset value at end of year	$25.03	$23.95	$21.41	$16.82	$11.26
Total return(A)	7.03%	12.90%	29.26%	50.18%	(8.23)%
Net assets at end of year (000s)	$431,524	$308,925	$55,411	$11,919	$6,603
Ratio of net expenses to average net assets	1.42%	1.45%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	0.38%	0.19%	(0.35)%	(0.57)%	(0.70)%
Ratio of gross expenses to average net assets	1.42%	1.45%	1.51%	1.51%	1.53%
Portfolio turnover rate	30%	15%	30%	53%	49%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Diamond Hill Small Cap Fund - Class C	2006	2005	2004	2003	2002
Net asset value at beginning of year	$23.08	$20.79	$16.45	$11.09	$12.21
Income (loss) from investment operations:
Net investment loss	(0.10)	(0.08)	(0.15)	(0.18)	(0.23)
Net realized and unrealized gains
(losses) on investments	1.54	2.58	4.81	5.63	(0.87)
Total from investment operations	1.44	2.50	4.66	5.45	(1.10)
Distributions from net realized gains	(0.52)	(0.21)	(0.32)	(0.09)	(0.02)
Net asset value at end of year	$24.00	$23.08	$20.79	$16.45	$11.09
Total return(A)	6.23%	12.05%	28.40%	49.15%	(9.02)%
Net assets at end of year (000s)	$35,035	$41,115	$15,259	$7,213	$4,902
Ratio of net expenses to average net assets	2.17%	2.20%	2.25%	2.25%	2.25%
Ratio of net investment loss to average net assets	(0.37)%	(0.61)%	(1.20)%	(1.35)%	(1.40)%
Ratio of gross expenses to average net assets	2.17%	2.20%	2.26%	2.26%	2.28%
Portfolio turnover rate	30%	15%	30%	53%	49%

	Year Ended	Period Ended
	December 31,	December 31,
Diamond Hill Small Cap Fund - Class I	2006	2005 (B)
Net asset value at beginning of period	$23.99	$19.93
Income from investment operations:
Net investment income	0.21	0.04
Net realized and unrealized gains on investments	1.59	4.27
Total from investment operations	1.80	4.31
Less Distributions:
Dividends from net investment income	(0.19)	(0.04)
Distributions from net realized gains	(0.52)	(0.21)
Total distributions	(0.71)	(0.25)
Net asset value at end of period	$25.08	$23.99
Total return	7.49%	21.63	%(C)
Net assets at end of period (000s)	$51,381	$35,434
Ratio of net expenses to average net assets	0.99%	0.99	%(D)
Ratio of net investment income to average net assets	0.82%	0.74	%(D)
Ratio of gross expenses to average net assets	0.99%	0.99	%(D)
Portfolio turnover rate	30%	15%

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Class I commenced operations on April 29, 2005.

(C)	Not annualized.

(D)	Annualized.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2006	Page 41

Diamond Hill Funds
Financial Highlights
For a share outstanding throughout each period.

Year Ended
December 31,
Diamond Hill Small-Mid Cap Fund - Class A	2006 (A )
Net asset value at beginning of year	$10.00
Income from investment operations:
Net investment income	0.04
Net realized and unrealized gains
on investments	0.94
Total from investment operations	0.98
Less Distributions:
Dividends from net investment income	(0.01)
Distributions from net realized gains	(0.06)
Total distributions	(0.07)
Net asset value at end of year	$10.91
Total return(B)	9.81%
Net assets at end of year (000s)	$9,608
Ratio of net expenses to average net assets	1.21%
Ratio of net investment income
to average net assets	0.49%
Ratio of gross expenses to average net assets	1.34%
Portfolio turnover rate	33%

Year Ended
December 31,
Diamond Hill Small-Mid Cap Fund - Class C	2006 (A)
Net asset value at beginning of year	$10.00
Income (loss) from investment operations:
Net investment loss	(0.02)
Net realized and unrealized gains
on investments	0.93
Total from investment operations	0.91
Distributions from net realized gains	(0.06)
Net asset value at end of year	$10.85
Total return(B)	9.08%
Net assets at end of year (000s)	$2,368
Ratio of net expenses to average net assets	2.00%
Ratio of net investment loss to
average net assets	(0.27)%
Ratio of gross expenses to average net assets	2.11%
Portfolio turnover rate	33%

Year Ended
December 31,
Diamond Hill Small-Mid Cap Fund - Class I	2006 (A)
Net asset value at beginning of year	$10.00
Income from investment operations:
Net investment income	0.04
Net realized and unrealized
gains on investments	0.98
Total from investment operations	1.02
Less Distributions:
Dividends from net investment income	(0.05)
Distributions from net realized gains	(0.06)
Total distributions	(0.11)
Net asset value at end of year	$10.91
Total return	10.18%
Net assets at end of year (000s)	$11,986
Ratio of net expenses to average net assets	0.90%
Ratio of net investment income
to average net assets	1.01%
Ratio of gross expenses to average net assets	0.98%
Portfolio turnover rate	33%

Year Ended
December 31,
Diamond Hill Select Fund - Class A	2006 (A)
Net asset value at beginning of year	$10.00
Income from investment operations:
Net investment income	0.10
Net realized and unrealized gains
on investments	1.27
Total from investment operations	1.37
Less Distributions:
Dividends from net investment income	(0.08)
Distributions from net realized gains	(0.12)
Total distributions	(0.20)
Net asset value at end of year	$11.17
Total return(A)	13.66%
Net assets at end of year (000s)	$10,036
Ratio of net expenses to average net assets	1.31%
Ratio of net investment income
to average net assets	1.04%
Ratio of gross expenses to average net assets	1.32%
Portfolio turnover rate	80%

Year Ended
December 31,
Diamond Hill Select Fund - Class C	2006 (A)
Net asset value at beginning of year	$10.00
Income from investment operations:
Net investment income	0.02
Net realized and unrealized gains
on investments	1.30
Total from investment operations	1.32
Less Distributions:
Dividends from net investment income	(0.04)
Distributions from net realized gains	(0.12)
Total distributions	(0.16)
Net asset value at end of year	$11.16
Total return(A)	13.11%
Net assets at end of year (000s)	$5,661
Ratio of net expenses to average net assets	2.05%
Ratio of net investment income
to average net assets	0.32%
Ratio of gross expenses to average net assets	2.06%
Portfolio turnover rate	80%

Year Ended
December 31,
Diamond Hill Select Fund - Class I	2006 (A)
Net asset value at beginning of year	$10.00
Income from investment operations:
Net investment income	0.09
Net realized and unrealized
gains on investments	1.32
Total from investment operations	1.41
Less Distributions:
Dividends from net investment income	(0.13)
Distributions from net realized gains	(0.12)
Total distributions	(0.25)
Net asset value at end of year	$11.16
Total return	14.04%
Net assets at end of year (000s)	$3,220
Ratio of net expenses to average net assets	0.84%
Ratio of net investment income
to average net assets	1.47%
Ratio of gross expenses to average net assets	0.86%
Portfolio turnover rate	80%

(A)	Class A, Class C, and Class I commenced operations on December 31, 2005, and commenced public offering and investment operations on January 3, 2006.

(B)	Total return shown excludes the effect of applicable sales charges.

See accompanying Notes to Financial Statements.

Page 42	Diamond Hill Funds Annual Report December 31, 2006

Diamond Hill Funds
Financial Highlights
For a share outstanding throughout the period.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Diamond Hill Large Cap Fund - Class A	2006	2005	2004	2003	2002
Net asset value at beginning of year	$14.44	$12.51	$10.34	$7.87	$10.06
Income (loss) from investment operations:
Net investment income	0.15	0.05	0.02	0.04	0.04
Net realized and unrealized gains
(losses) on investments	2.03	1.98	2.16	2.47	(2.13)
Total from investment operations	2.18	2.03	2.18	2.51	(2.09)
Less Distributions:
Dividends from net investment income	(0.14)	(0.06)	(0.01)	(0.04)	(0.04)
Distributions from net realized gains	(0.12)	(0.04)	-	-	(0.06)
Total distributions	(0.26)	(0.10)	(0.01)	(0.04)	(0.10)
Net asset value at end of year	$16.36	$14.44	$12.51	$10.34	$7.87
Total return(A)	15.06%	16.19%	21.12%	31.92%	(20.74)%
Net assets at end of year (000s)	$338,286	$96,637	$17,369	$6,437	$3,300
Ratio of net expenses to average net assets	1.21%	1.27%	1.40%	1.39%	1.40%
Ratio of net investment income to average net assets	1.32%	1.08%	0.26%	0.62%	0.62%
Ratio of gross expenses to average net assets	1.21%	1.27%	1.42%	1.43%	1.46%
Portfolio turnover rate	32%	15%	13%	32%	71%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Diamond Hill Large Cap Fund - Class C	2006	2005	2004	2003	2002
Net asset value at beginning of year	$14.15	$12.31	$10.23	$7.81	$10.06
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.05	(0.04)	-	-
Net realized and unrealized gains
(losses) on investments	1.95	1.83	2.12	2.42	(2.19)
Total from investment operations	2.01	1.88	2.08	2.42	(2.19)
Less Distributions:
Dividends from net investment income	(0.05)	-	-	-	-
Distributions from net realized gains	(0.12)	(0.04)	-	-	(0.06)
Total distributions	(0.17)	(0.04)	-	-	(0.06)
Net asset value at end of year	$15.99	$14.15	$12.31	$10.23	$7.81
Total return(A)	14.18%	15.25%	20.33%	31.04%	(21.73)%
Net assets at end of year (000s)	$22,438	$9,518	$1,700	$871	$260
Ratio of net expenses to average net assets	1.96%	2.02%	2.15%	2.14%	2.15%
Ratio of net investment income
(loss) to average net assets	0.57%	0.26%	(0.54)%	(0.14)%	(0.10)%
Ratio of gross expenses to average net assets	1.96%	2.02%	2.17%	2.18%	2.81%
Portfolio turnover rate	32%	15%	13%	32%	71%

	Year Ended	Period Ended
	December 31,	December 31,
Diamond Hill Large Cap Fund - Class I	2006	2005 (B)
Net asset value at beginning of period	$14.47	$12.38
Income from investment operations:
Net investment income	0.13	0.08
Net realized and unrealized gains on investments	2.12	2.13
Total from investment operations	2.25	2.21
Less Distributions:
Dividends from net investment income	(0.20)	(0.08)
Distributions from net realized gains	(0.12)	(0.04)
Total distributions	(0.32)	(0.12)
Net asset value at end of period	$16.40	$14.47
Total return	15.49%	17.84	%(C)
Net assets at end of period (000s)	$59,182	$10,442
Ratio of net expenses to average net assets	0.78%	0.80	%(D)
Ratio of net investment income to average net assets	1.82%	1.60	%(D)
Ratio of gross expenses to average net assets	78%	0.8	%(D)
Portfolio turnover rate	32%	15%

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Class I commenced operations on January 31, 2005.

(C)	Not annualized.

(D)	Annualized.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2006	Page 43

Diamond Hill Funds
Financial Highlights
For a share outstanding throughout each period.

	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	December 31,	December 31,		December 31,		December 31,	December 31,
Diamond Hill Long-Short Fund - Class A	2006	2005		2004		2003	2002
Net asset value at beginning of year	$16.46	$13.67		$11.75		$9.56	$10.67
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.10		0.00(A	)	(0.01)	(0.06)
Net realized and unrealized gains
(losses) on investments	2.52	2.83		1.98		2.20	(1.05)
Total from investment operations	2.78	2.93		1.98		2.19	(1.11)
Less Distributions:
Dividends from net investment income	(0.25)	(0.10)		-		-	-
Distributions from net realized gains	(0.42)	(0.04)		(0.06)		-	-
Total distributions	(0.67)	(0.14)		(0.06)		-
Net asset value at end of year	$18.57	$16.46		$13.67		$11.75	$9.56
Total return(B)	16.89%	21.46%		16.86%		22.91%	(10.4)%
Net assets at end of year (000s)	$773,161	$180,035		$47,008		$16,216	$11,518
Ratio of net expenses to average net assets	1.77%	1.82%		1.78%		1.70%	1.60%
Ratio of net investment income (loss) to average net assets	2.15%	1.12%		0.01%		(0.07)%	(0.39)%
Ratio of gross expenses to average net assets	1.77%	1.82%		1.79%		1.71%	1.63%
Ratio of net expenses to average net assets, excluding
dividends on securities sold short	1.51%	1.55%		1.60%		1.59%	1.48%
Portfolio turnover rate	83%	58	%(F)	53	%(F)	41%	46%

	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	December 31,	December 31,		December 31,		December 31,	December 31,
Diamond Hill Long-Short Fund - Class C	2006	2005		2004		2003	2002
Net asset value at beginning of year	$15.92	$13.26		$11.48		$9.42	$10.60
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.03		(0.05)		(0.04)	(0.29)
Net realized and unrealized gains
(losses) on investments	2.38	2.70		1.89		2.10	(0.89)
Total from investment operations	2.54	2.73		1.84		2.06	(1.18)
Less Distributions:
Dividends from net investment income	(0.16)	(0.03)		-		-	-
Distributions from net realized gains	(0.42)	(0.04)		(0.06)		-	-
Total distributions	(0.58)	(0.07)		(0.06)		-	-
Net asset value at end of year	$17.88	$15.92		$13.26		$11.48	$9.42
Total return(B)	15.98%	20.58%		16.04%		21.87%	(11.13)%
Net assets at end of year (000s)	$188,550	$70,891		$20,810		$6,390	$2,168
Ratio of net expenses to average net assets	2.52%	2.57%		2.53%		2.45%	2.35%
Ratio of net investment income (loss) to average net assets	1.40%	0.37%		(0.73)%		(0.75)%	(1.15)%
Ratio of gross expenses to average net assets	2.52%	2.57%		2.54%		2.46%	2.38%
Ratio of net expenses to average net assets, excluding
dividends on securities sold short	2.26%	2.30%		2.35%		2.34%	2.23%
Portfolio turnover rate	83%	58	%(F)	53	%(F)	41%	46%

Page 44	Diamond Hill Funds Annual Report December 31, 2006

Diamond Hill Funds
Financial Highlights
For a share outstanding throughout each period.

	Year Ended	Period Ended
	December 31,	December 31,
Diamond Hill Long-Short Fund - Class I	2006	2005 (C)
Net asset value at beginning of period	$16.49	$13.80
Income from investment operations:
Net investment income	0.28	0.14
Net realized and unrealized gains on investments	2.59	2.73
Total from investment operations	2.87	2.87
Less Distributions:
Dividends from net investment income	(0.31)	(0.14)
Distributions from net realized gains	(0.42)	(0.04)
Total distributions	(0.73)	(0.18)
Net asset value at end of period	$18.63	$16.49
Total return	17.37%	20.81	%(D)
Net assets at end of period (000s)	$290,734	$56,873
Ratio of net expenses to average net assets	1.34%	1.39	%(E)
Ratio of net investment income to average net assets	2.60%	1.71	%(E)
Ratio of gross expenses to average net assets	1.34%	1.39	%(E)
Ratio of net expenses to average net assets, excluding
dividends on securities sold short	1.08%	1.10	%(E)
Portfolio turnover rate	83%	58	%(F)
(A)	Amount rounds to less than $ 0.005.

(B)	Total returns shown exclude the effect of applicable sales charges.

(C)	Class I commenced operations on January 31, 2005.

(D)	Not annualized.

(E)	Annualized.

(F)	The portfolio turnover rate for December 31, 2005 and December 31, 2004 has been revised to include long-term short selling transactions.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2006	Page 45

Diamond Hill Funds
Financial Highlights
For a share outstanding throughout each period.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Diamond Hill Financial Long-Short Fund - Class A	2006	2005	2004	2003	2002
Net asset value at beginning of year	$18.48	$19.10	$17.92	$13.63	$14.25
Income (loss) from investment operations:
Net investment income	0.23	0.29	0.13	0.07	0.03
Net realized and unrealized gains (losses)
on investments	2.79	(0.24)	2.84	5.60	1.58
Total from investment operations	3.02	0.05	2.97	5.67	1.61
Less Distributions:
Dividends from net investment income	(0.24)	(0.30)	(0.13)	(0.06)	(0.03)
Distributions from net realized gains	(0.36)	(0.37)	(1.66)	(1.32)	(2.20)
Total distributions	(0.60)	(0.67)	(1.79)	(1.38)	(2.23)
Net asset value at end of year	$20.90	$18.48	$19.10	$17.92	$13.63
Total return(A)	16.35%	0.25%	16.67%	41.85%	11.22%
Net assets at end of year (000s)	$38,978	$17,366	$20,682	$12,463	$9,983
Ratio of net expenses to average net assets	1.70%	1.67%	1.70%	1.68%	1.70%
Ratio of net investment income
to average net assets	1.80%	1.41%	0.90%	0.45%	0.20%
Ratio of gross expenses to average net assets	1.70%	1.67%	1.71%	1.70%	1.72%
Ratio of net expenses to average net assets, excluding
dividends on securities sold short	1.62%	-	-	-	-
Portfolio turnover rate	45%	28%	36%	53%	104%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Diamond Hill Financial Long-Short Fund - Class C	2006	2005	2004	2003	2002
Net asset value at beginning of year	$17.84	$18.42	$17.39	$13.31	$14.05
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.15	0.03	(0.06)	0.04
Net realized and unrealized gains (losses)
on investments	2.63	(0.24)	2.70	5.46	1.46
Total from investment operations	2.76	(0.09)	2.73	5.40	1.50
Less Distributions:
Dividends from net investment income	(0.14)	(0.12)	(0.04)	-	(0.04)
Distributions from net realized gains	(0.36)	(0.37)	(1.66)	(1.32)	(2.20)
Total distributions	(0.50)	(0.49)	(1.70)	(1.32)	(2.24)
Net asset value at end of year	$20.10	$17.84	$18.42	$17.39	$13.31
Total return(A)	15.47%	(0.49)%	15.79%	40.85%	10.55%
Net assets at end of year (000s)	$4,620	$2,544	$3,941	$1,974	$787
Ratio of net expenses to average net assets	2.45%	2.42%	2.45%	2.45%	2.45%
Ratio of net investment income (loss)
to average net assets	1.03%	0.67%	0.20%	(0.30)%	(0.49)%
Ratio of gross expenses to average net assets	2.45%	2.42%	2.46%	2.47%	2.47%
Ratio of net expenses to average net assets, excluding
dividends on securities sold short	2.37%	-	-	-	-
Portfolio turnover rate	45%	28%	36%	53%	104%

(A)	Total returns shown exclude the effect of applicable sales charges.

See accompanying Notes to Financial Statements.

Page 46	Diamond Hill Funds Annual Report December 31, 2006

Diamond Hill Funds
Financial Highlights
For a share outstanding throughout each period.

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Diamond Hill Strategic Income Fund - Class A	2006	2005	2004	2003	2002 (A)
Net asset value at beginning of period	$11.25	$11.63	$11.58	$10.28	$10.00
Income (loss) from investment operations:
Net investment income	0.70	0.66	0.64	0.67	0.15
Net realized and unrealized gains
(losses) on investments	0.42	(0.38)	0.19	1.39	0.30
Total from investment operations	1.12	0.28	0.83	2.06	0.45
Less distributions:
Dividends from net investment income	(0.66)	(0.66)	(0.64)	(0.67)	(0.15)
Distributions from net realized gains	-	-	(0.14)	(0.09)	(0.02)
Total distributions	(0.66)	(0.66)	(0.78)	(0.76)	(0.17)
Net asset value at end of period	$11.71	$11.25	$11.63	$11.58	$10.28
Total return(B)	10.26%	2.41%	7.46%	20.67%	4.49	%(C)
Net assets at end of period (000s)	$49,372	$31,456	$31,274	$17,923	$2,092
Ratio of net expenses to average net assets	1.12%	1.17%	1.20%	1.19%	1.20	%(D)
Ratio of net investment income to average net assets	6.38%	5.74%	5.75%	6.01%	1.76	%(D)
Ratio of gross expenses to average net assets	1.12%	1.17%	1.21%	1.21%	1.23	%(D)
Portfolio turnover rate	43%	66%	84%	83%	77	%(D)

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Diamond Hill Strategic Income Fund - Class C	2006	2005	2004	2003	2002 (A)
Net asset value at beginning of period	$11.24	$11.63	$11.58	$10.28	$10.00
Income (loss) from investment operations:
Net investment income	0.62	0.58	0.56	0.60	0.19
Net realized and unrealized gains
(losses) on investments	0.41	(0.40)	0.19	1.39	0.30
Total from investment operations	1.03	0.18	0.75	1.99	0.49
Less distributions:
Dividends from net investment income	(0.57)	(0.57)	(0.56)	(0.60)	(0.19)
Distributions from net realized gains	-	-	(0.14)	(0.09)	(0.02)
Total distributions	(0.57)	(0.57)	(0.70)	(0.69)	(0.21)
Net asset value at end of period	$11.70	$11.24	$11.63	$11.58	$10.28
Total return(B)	9.43%	1.57%	6.70%	19.86%	4.85	%(C)
Net assets at end of period (000s)	$26,908	$20,257	$15,560	$8,428	$94
Ratio of net expenses to average net assets	1.87%	1.91%	1.95%	1.93%	1.95	%(D)
Ratio of net investment income to average net assets	5.63%	5.06%	5.02%	5.39%	2.64	%(D)
Ratio of gross expenses to average net assets	1.87%	1.91%	1.96%	1.95%	1.98	%(D)
Portfolio turnover rate	43%	66%	84%	83%	77	%(D)

	Year Ended	Period Ended
	December 31,	December 31,
Diamond Hill Strategic Income Fund - Class I	2006	2005 (E)
Net asset value at beginning of period	$11.23	$11.65
Income (loss) from investment operations:
Net investment income	0.73	0.65
Net realized and unrealized gains
(losses) on investments	0.44	(0.42)
Total from investment operations	1.17	0.23
Dividends from net investment income	(0.71)	(0.65)
Net asset value at end of period	$11.69	$11.23
Total return	10.74%	2.03	%(C)
Net assets at end of period (000s)	$54,302	$25,299
Ratio of net expenses to average net assets	0.68%	0.70	%(D)
Ratio of net investment income to average net assets	6.89%	6.57	%(D)
Ratio of gross expenses to average net assets	0.68%	0.70	%(D)
Portfolio turnover rate	43%	66%

(A)	Represents the period from commencement of operations (September 30, 2002) through December 31, 2002.

(B)	Total returns shown exclude the effect of applicable sales charges.

(C)	Not annualized.

(D)	Annualized.

(E)	Represents the period from commencement of operations (January 31, 2005) through December 31, 2005.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2006	Page 47

Diamond Hill Funds
Notes to Financial Statements
December 31, 2006

Organization

The Diamond Hill Small Cap Fund (“Small Cap Fund”), Diamond Hill Small-Mid Cap Fund (“Small-Mid Cap Fund”), Diamond Hill Large Cap Fund (“Large Cap Fund”), Diamond Hill Select Fund (“Select Fund”), Diamond Hill Long-Short Fund (“Long-Short Fund” and formerly the Diamond Hill Focus Long-Short Fund), Diamond Hill Financial Long-Short Fund (“Financial Long-Short Fund” and formerly the Diamond Hill Bank & Financial Fund), and Diamond Hill Strategic Income Fund (“Strategic Income Fund”), are each a series of the Diamond Hill Funds (the “Trust”) (each a “Fund” and collectively the “Funds”). The Trust is an Ohio business trust, which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end, management investment company. Each Fund is a diversified series of the Trust. Effective December 30, 2005, the Small Cap Fund closed to new shareholders.

The Funds offer three classes of shares (Class A, Class C and Class I, except for the Financial Long-Short Fund which offers Class A and Class C shares). Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation — Listed securities for which market quotations are readily available are valued at the closing prices as determined by the primary exchange where the securities are traded. Unlisted securities or listed securities for which the latest sales prices are not readily available are valued at the closing bid price in the principal market where such securities are normally traded. Debt securities are valued on the basis of valuations provided by dealers or by an independent pricing service that determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available are valued at their "fair value". In these cases, a Valuation Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund ("good faith fair valuation"). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: dealer quotes, published analyses by dealers or analysts of the situation at issue, transactions implicitly valuing the security (such as a merger, tender offer, etc.), the value of other securities or contracts which derive their value from the security at issue, and the implications (whether negative or positive) of the circumstances which have caused trading in the security to halt.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

Page 48	Diamond Hill Funds Annual Report December 31, 2006

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2006

Short sales — The Long-Short Fund, Financial Long-Short Fund and Strategic Income Fund may sell a security they do not own in anticipation of a decline in the value of that security. When the Funds sell a security short, they must borrow the security sold short and deliver it to the broker-dealer through which they made the short sale. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited in size, will be recognized upon closing a short sale. Cash received from short sales is maintained by brokers and is used to meet margin requirements for short calls. It is included as “Deposits with brokers for securities sold short” on the Statements of Assets & Liabilities.

Repurchase agreements — In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Security transactions — Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. The specific identification method is used for determining realized gains or losses for financial statements and income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized using the daily effective yield method.

Share valuation — The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

Federal income taxes — Each Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders — Dividends from net investment income are declared and paid monthly for the Strategic Income Fund. Dividends from net investment income are declared and paid on an annual basis for the Small Cap Fund, Small-Mid Cap Fund, Large Cap Fund, Select Fund, Long-Short Fund, and Financial Long-Short Fund. The Funds record distributions received from investments in Real Estate Investment Trusts (REITS) in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently net investment income) as an increase to unrealized appreciation (depreciation) and realized gain (loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. Distributions from net investment income and from net capital gains are determined in accordance with U.S. income tax regulations, which may differ from GAAP in the United States. These differences are primarily due to differing treatments for paydown gains and losses on mortgage-backed securities, expiring capital loss carryforwards, and deferrals of certain losses. Permanent book and tax basis differences are reclassified among the components of net assets. Certain Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Diamond Hill Funds Annual Report December 31, 2006	Page 49

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2006

Investment Transactions

For the year ended December 31, 2006, the purchases and sales (including maturities) of investment securities (excluding short-term securities and U.S. government obligations) were as follows

	Purchases	Sales
Small Cap Fund	$275,065,832	$116,709,475
Small-Mid Cap Fund	$21,624,006	$3,490,297
Large Cap Fund	$295,176,855	$74,835,860
Select Fund	$26,550,737	$10,756,720
Long-Short Fund	$1,043,896,938	$732,105,466
Financial Long-Short Fund	$15,588,403	$10,735,460
Strategic Income Fund	$96,899,417	$37,839,768

The Funds pay commissions on the purchase and sale of investment securities. The commissions paid are included as part of the cost of purchases or net proceeds on the sale of investment securities and are not included in the presentation of Fund expenses on the Statements of Operations. The Funds paid the following commissions during the year ended December 31, 2006:

		Commissions as a %
	Total Commissions	of Average Net Assets
Small Cap Fund	$249,167	0.05%
Small-Mid Cap Fund	$13,344	0.11%
Large Cap Fund	$182,731	0.07%
Select Fund	$17,712	0.12%
Long-Short Fund	$1,509,805	0.19%
Financial Long-Short Fund	$16,226	0.06%
Strategic Income Fund	$12,807	0.01%

Investment Advisory Fees and Other Transactions with Affiliates

The Small Cap Fund, Small-Mid Cap Fund, Large Cap Fund, Select Fund, Long-Short Fund, Financial Long-Short Fund, and Strategic Income Fund each receive investment management and advisory services from Diamond Hill Capital Management, Inc. (“DHCM”) under management agreements that provide for fees to be paid at an annual rate of 0.80%, 0.75%, 0.60%, 0.70%, 0.90%, 1.00%, and 0.50% of the Funds’ average daily net assets, respectively. The advisory agreements are subject to annual approval by the Board of Trustees. In addition, each Fund has entered into an administrative services agreement whereby DHCM (“Administrator”) is paid a fee at an annual rate of 0.36% for Class A and Class C and 0.18% for Class I shares of each Funds’ average daily net assets. Prior to May 1, 2006, the fees paid by Class A and Class C were paid at an annual rate of 0.40% and Class I shares were paid at an annual rate of 0.20% of each Funds’ average daily net assets. These administrative fees are used to pay most of the Funds’ operating expenses except advisory, distribution, brokerage, taxes, interest, dividend expense on securities sold short, and extraordinary expenses.

Pursuant to rule 12b-1 of the 1940 Act, each Fund has adopted a distribution plan (together, the “Plans”). Under the Plans, Class A shares pay a distribution fee at an annual rate of 0.25% of Class A average daily net assets. Class C shares pay a distribution and shareholder-servicing fee at an annual rate of 0.75% and 0.25%, respectively, of Class C average daily net assets. Class I shares are not subject to any distribution or shareholder-servicing fees. The Trust entered into a Distribution Agreement on behalf of the Funds with IFS Fund Distributors, Inc. (“Distributor”). Pursuant to the Distribution Agreement, the Distributor acts as principal underwriter of each Fund’s shares.

For the year ended December 31, 2006, the Distributor received $12,013, $6,026, $12,472, $2,517, $134,918, $6,065, and $2,195, in sales commissions from the sales of Class A shares of the Small Cap Fund, Small-Mid Cap Fund, Large Cap Fund, Select Fund, Long-Short Fund, Financial Long-Short Fund, and Strategic Income Fund, respectively. The Distributor also received $17,387, $1,168, $7,180, $50,859, $887, and $3,153 of contingent deferred sales charges relating to redemptions of Class C shares of the Small Cap Fund, Small-Mid Cap Fund, Large Cap Fund, Long-Short Fund, Financial Long-Short Fund, and Strategic Income Fund, respectively.

Page 50	Diamond Hill Funds Annual Report December 31, 2006

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2006

DHCM has an agreement with Integrated Investment Services, Inc. (“Integrated”) to provide sub-transfer agent, sub-fund accounting, and sub-administrative services for the Funds. The services to be provided under the agreements include day-to-day administration of matters related to the corporate existence of the Trust and its Funds (other than rendering investment advice), maintenance of books and records, preparation of reports, supervision of the Trust’s arrangement with the custodian and assistance in the preparation of the Trust’s registration statement under federal and state laws. Integrated is paid directly by DHCM under terms of these service agreements.

Certain officers of the Trust are affiliated with DHCM, Integrated or the Distributor. Such officers receive no compensation from the Funds for serving in their respective roles.

Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Federal Tax Information

The amount and character of income and capital gain distributions paid by the Funds are determined in accordance with Federal income tax regulations which may differ from GAAP. The tax character of distributions paid differs from the character of distributions shown on the Statements of Changes in Net Assets due primarily to short-term capital gains being treated as ordinary income for tax purposes and the use of equalization.

The tax character of distributions paid during 2006 and 2005 was as follows:

	Small Cap		Small-Mid	Large Cap		Select
	Fund		Cap Fund	Fund		Fund
	2006	2005	2006	2006	2005	2006
Distributions paid from:
Ordinary income	$8,775,689	$141,447	$191,604	$4,892,161	$437,963	$357,710
Long-term capital gains	4,882,826	3,224,408	-	1,739,721	265,273	-
Total distributions	$13,658,515	$3,365,855	$191,604	$6,631,882	$703,236	$357,710

	Long-Short		Financial		Strategic
	Fund		Long-Short Fund		Income Fund
	2006	2005	2006	2005	2006	2005
Distributions paid from:
Ordinary income	$37,941,138	$1,645,224	$522,904	$273,912	$5,841,602	$3,601,032
Long-term capital gains	5,437,134	840,687	825,774	626,653	-	97,880
Total distributions	$43,378,272	$2,485,911	$1,348,678	$900,565	$5,841,602	$3,698,912

Diamond Hill Funds Annual Report December 31, 2006	Page 51

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2006

The following information is computed on a tax basis for each item as of December 31, 2006:

	Small	Small-Mid	Large	Select
	Cap Fund	Cap Fund	Cap Fund	Fund
Federal tax cost of investments	$473,147,195	$23,075,045	$385,958,770	$16,636,343
Gross unrealized appreciation	64,006,128	1,573,520	38,945,480	2,871,852
Gross unrealized depreciation	(19,971,723)	(681,225)	(3,269,132)	(528,599)
Net unrealized appreciation	44,034,405	892,295	35,676,348	2,343,253
Undistributed ordinary income	-	186,206	4,919,015	1,345,839
Undistributed long-term capital gains	4,408,113	-	5,501,683	-
Other temporary differences	-	-	-	(1,595,010)
Accumulated earnings	$48,442,518	$1,078,501	$46,097,046	$2,094,082

		Financial	Strategic
	Long-Short	Long-Short	Income
	Fund	Fund	Fund
Tax cost of portfolio investments	$1,140,632,403	$37,239,983	$124,592,172
Gross unrealized appreciation	134,849,526	6,771,296	6,370,660
Gross unrealized depreciation	(52,769,272)	(490,163)	(1,127,660)
Net unrealized appreciation	82,080,254	6,281,133	5,243,000
Undistributed ordinary income	16,662,952	96,064	-
Undistributed long-term capital gains	15,832,167	102,496	-
Post-October losses	-	-	(486,181)
Capital loss carryforward	-	-	(648,676)
Other temporary differences	-	-	(65,272)
Accumulated earnings	$114,575,373	$6,479,693	$4,042,871

The difference between book basis and tax basis of accumulated earnings is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of in-kind securities transactions, investments in Real Estate Investment Trusts and Limited Partnerships.

As of December 31, 2006, the Strategic Income Fund had $648,676 of capital loss carryforwards for federal income tax purposes which will expire in 2014. The Strategic Income Fund also elected to defer until its subsequent tax year capital losses incurred after October 31, 2006. These capital loss carryforwards and "Post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Reclassification of capital accounts - Reclassifications result primarily from the difference in the tax treatment of paydown gains and losses, equalization and investments in Real Estate Investment Trusts and Limited Partnerships. The following reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Funds' capital accounts on a tax basis:

		Undistributed	Accumulated
	Paid-In	Net Investment	Net Realized
	Capital	Income (Loss)	Gains (Losses)
Small Cap Fund	$1,100,676	$58,929	$(1,159,605)
Large Cap Fund	144,451	-	(144,451)
Select Fund	(1,170,050)	(633)	1,170,683
Long-Short Fund	778,586	6,926	(785,512)
Financial Long-Short Fund	142,700	(19,019)	(123,681)
Strategic Income Fund	(847,987)	515,093	332,894

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the Fund’s last NAV calculation in the first required financial statement reporting period. As a result, the Funds will incorporate FIN 48 in their semi annual report on June 30, 2007. Management is in the process of determining the impact of adoption.

Page 52	Diamond Hill Funds Annual Report December 31, 2006

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2006

In-Kind Transfer of Securities

During the year ended December 31, 2006, the Select Fund issued shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction for GAAP purposes and at their original cost for tax purposes. This book/tax difference is temporary in nature and will reverse as these in-kind securities are sold.

Transaction Date	Shares Issued	Book Cost	Tax Cost
4/13/06	Class A - 721,298	$7,501,499	$5,633,155
	Class C - 234,859	$2,442,537	$1,762,459
	Class I - 132,383	$1,376,785	$1,123,619

Subsequent Event

Public offering commenced on January 3, 2007 for the Class I shares of the Diamond Hill Financial Long-Short Fund. Class I of the Diamond Hill Financial Long-Short Fund had no investment operations and no public shareholders as of December 31, 2006.

Diamond Hill Funds Annual Report December 31, 2006	Page 53

Report of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Trustees
of the Diamond Hill Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Diamond Hill Funds (comprised of the Diamond Hill Small Cap Fund, Diamond Hill Small-Mid Cap Fund, Diamond Hill Large Cap Fund, Diamond Hill Select Fund, Diamond Hill Long-Short Fund (formerly the Diamond Hill Focus Long-Short Fund), Diamond Hill Financial Long-Short Fund (formerly the Diamond Hill Bank & Financial Fund), and Diamond Hill Strategic Income Fund) (collectively, the “Funds”) as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for the year ended December 31, 2002 were audited by other auditors whose report dated January 17, 2003 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising the Diamond Hill Funds as of December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
February 22, 2007

Page 54	Diamond Hill Funds Annual Report December 31, 2006

Diamond Hill Funds
Other Items
December 31, 2006 (Unaudited)

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the year ended December 31, 2006 qualify for the corporate dividends received deduction:

Small Cap Fund	43%
Small-Mid Cap Fund	31%
Large Cap Fund	51%
Select Fund	16%
Long-Short Fund	20%
Financial Long-Short Fund	91%
Strategic Income Fund	66%

Proxy Voting

The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling toll free 1-888-226-5595 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Portfolio Disclosure

The Trust files a complete listing of portfolio holdings as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-888-226-5595. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Monthly portfolio holdings are also available on www.diamond-hill.com.

Diamond Hill Funds Annual Report December 31, 2006	Page 55

Diamond Hill Funds
Schedule of Shareholder Expenses
Hypothetical Example of a $1,000 Investment at Beginning of Period
(Unaudited)

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and distribution fees. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over the six-month period covered by this report if you invested $1,000 in the Fund, using the Funds' actual return and operating expenses for the six months ended December 31, 2006. The examples use actual net operating expenses applicable to that class. The calculation does not reflect sales charges (loads). If this cost was included, your costs would have been higher. The examples contain two sets of numbers, one using the actual return earned by each class of each Fund during the six months ended December 31, 2006, and one using a hypothetical 5% annual return (2.5% for the reporting period).

		Net Expense	Beginning	Ending
		Ratio	Account	Account
		Annualized	Value	Value	Investment		Distribution/
		December 31,	July 1,	December 31,	Advisory	Administration	Service	Total Net
		2006	2006	2006	Fees	Fees	Fees	Expenses
Small Cap Fund
Class A	Actual return	1.41%	$1,000.00	$1,035.70	$4.11	$1.85	$1.28	$7.24
	Hypothetical return	1.41%	$1,000.00	$1,018.10	$4.07	$1.83	$1.27	$7.17
Class C	Actual return	2.16%	$1,000.00	$1,031.90	$4.10	$1.84	$5.12	$11.06
	Hypothetical return	2.16%	$1,000.00	$1,014.32	$4.06	$1.83	$5.08	$10.97
Class I	Actual return	0.98%	$1,000.00	$1,038.10	$4.11	$0.92	$-	$5.03
	Hypothetical return	0.98%	$1,000.00	$1,020.27	$4.07	$0.92	$-	$4.99

Small-Mid Cap Fund
Class A	Actual return	1.36%	$1,000.00	$1,047.80	$3.86	$1.86	$1.28	$7.00
	Hypothetical return	1.36%	$1,000.00	$1,018.37	$3.80	$1.83	$1.27	$6.90
Class C	Actual return	2.11%	$1,000.00	$1,043.80	$3.85	$1.85	$5.14	$10.84
	Hypothetical return	2.11%	$1,000.00	$1,014.59	$3.79	$1.83	$5.07	$10.69
Class I	Actual return	0.93%	$1,000.00	$1,049.40	$3.86	$0.92	$-	$4.78
	Hypothetical return	0.93%	$1,000.00	$1,020.54	$3.80	$0.91	$-	$4.71

Large Cap Fund
Class A	Actual return	1.21%	$1,000.00	$1,096.00	$3.16	$1.90	$1.32	$6.38
	Hypothetical return	1.21%	$1,000.00	$1,019.12	$3.05	$1.83	$1.27	$6.15
Class C	Actual return	1.96%	$1,000.00	$1,091.70	$3.16	$1.90	$5.26	$10.32
	Hypothetical return	1.96%	$1,000.00	$1,015.34	$3.04	$1.83	$5.07	$9.94
Class I	Actual return	0.78%	$1,000.00	$1,098.00	$3.16	$0.95	$-	$4.11
	Hypothetical return	0.78%	$1,000.00	$1,021.29	$3.05	$0.91	$-	$3.96

Select Fund
Class A	Actual return	1.31%	$1,000.00	$1,084.60	$3.68	$1.89	$1.32	$6.89
	Hypothetical return	1.31%	$1,000.00	$1,018.60	$3.56	$1.83	$1.28	$6.67
Class C	Actual return	2.06%	$1,000.00	$1,081.40	$3.67	$1.89	$5.24	$10.80
	Hypothetical return	2.06%	$1,000.00	$1,014.83	$3.55	$1.83	$5.08	$10.46
Class I	Actual return	0.88%	$1,000.00	$1,087.20	$3.67	$0.94	$-	$4.61
	Hypothetical return	0.88%	$1,000.00	$1,020.78	$3.55	$0.92	$-	$4.47

Page 56	Diamond Hill Funds Annual Report December 31, 2006

Diamond Hill Funds
Schedule of Shareholder Expenses
Hypothetical Example of a $1,000 Investment at Beginning of Period (Continued)
(Unaudited)

		Net Expense	Beginning	Ending
		Ratio	Account	Account
		Annualized	Value	Value	Investment		Distribution/
		December 31,	July 1,	December 31,	Advisory	Administration	Service	Total Net
		2006	2006	2006	Fees	Fees	Fees	Expenses
Long-Short Fund
Class A	Actual return	1.77%	$1,000.00	$1,088.20	$5.54	$2.22	$1.53	$9.29
	Hypothetical return	1.77%	$1,000.00	$1,016.31	$5.35	$2.14	$1.48	$8.97
Class C	Actual return	2.51%	$1,000.00	$1,084.20	$5.26	$2.10	$5.84	$13.20
	Hypothetical return	2.51%	$1,000.00	$1,012.54	$5.08	$2.03	$5.64	$12.75
Class I	Actual return	1.34%	$1,000.00	$1,090.40	$5.87	$1.17	$-	$7.04
	Hypothetical return	1.34%	$1,000.00	$1,018.47	$5.67	$1.13	$-	$6.80

Financial Long-Short Fund
Class A	Actual return	1.73%	$1,000.00	$1,105.50	$5.72	$2.06	$1.42	$9.20
	Hypothetical return	1.73%	$1,000.00	$1,016.46	$5.47	$1.97	$1.37	$8.81
Class C	Actual return	2.48%	$1,000.00	$1,101.60	$5.57	$2.01	$5.57	$13.15
	Hypothetical return	2.48%	$1,000.00	$1,012.69	$5.34	$1.92	$5.33	$12.59

Strategic Income Fund
Class A	Actual return	1.11%	$1,000.00	$1,071.20	$2.60	$1.88	$1.30	$5.78
	Hypothetical return	1.11%	$1,000.00	$1,019.62	$2.54	$1.83	$1.27	$5.64
Class C	Actual return	1.86%	$1,000.00	$1,067.10	$2.60	$1.87	$5.21	$9.68
	Hypothetical return	1.86%	$1,000.00	$1,015.84	$2.54	$1.83	$5.07	$9.44
Class I	Actual return	0.68%	$1,000.00	$1,073.50	$2.61	$0.93	$-	$3.54
	Hypothetical return	0.68%	$1,000.00	$1,021.79	$2.54	$0.92	$-	$3.46

_____________________
You can find more information about the Fund's expenses, including annual expense ratios for historical periods in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

Diamond Hill Funds Annual Report December 31, 2006	Page 57

Diamond Hill Funds

Management of the Trust (unaudited)

Listed in the charts below is basic information regarding the Trustees and officers of the Trust.

TRUSTEES:
Name/ Address/[3] Age	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Thomas E. Line Year of Birth: 1967	Chairman Trustee	Since November 2005	Managing Director and Chief Financial Officer, Red Capital Group (mortgage and investment banking subsidiary of National City Bank), October 2005 to the present;Vice President and Treasurer, Red Capital Group, September 2004 to October 2005; President, Focused Financial Consulting, Inc. (financial consulting), March 2002 to September 2004; Chief Operating Officer, Meeder Financial, Inc. (parent of investment adviser and mutual fund servicing companies), June 1998 to March 2002.	7

Elizabeth P. Kessler Year of Birth: 1968	Trustee	Since November 2005	Attorney - Jones Day	7

George A. Skestos Year of Birth: 1968	Trustee	Since August 2000	Managing Member, Arcadia Holdings, LLC (private investment banking firm), May 2001 to the present; President of Homewood Corporation (real estate development firm), January 2000 to the present.	7
PRINCIPAL OFFICERS:
Name/ Address/[3] Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Last 5 Years
James F. Laird, Jr.[2] Year of Birth: 1957	President	Since December 2001
Chief Financial Officer of Diamond Hill Investment Group, Inc., since December 2001. President of Diamond Hill Securities since July 2001. Vice President Corporate Strategy with Nationwide Insurance from January 2001 to July 2001. Senior Vice President Product Development with Villanova Capital from February 1999 through December 2000.

Gary R.Young[2] Year of Birth: 1969	Treasurer, Secretalry and Chief Compliance Officer	Since May 2004 Since Sepltember 2004
Controller of Diamond Hill Investment Group, Inc. since April 2004.
Director of Mutual Fund Administration with Banc One Investment Advisors
October 1998 through April 2004. Vice President and Manager of Mutual Fund Accounting and Financial Reporting with First Chicago NBD January 1996 through October 1998.

1	Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until his or her successor is duly elected and qualified.

2
Mr. Laird and Mr.Young are each an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because of their relationship with Diamond Hill Capital Management, Inc.

3	The address of each Trustee and Officer is 325 John H. McConnell Boulevard - Suite 200, Columbus, Ohio 43215.

The Statement of Additional Information contains additional information about the Trustees and is available without charge on www.diamond-hill.com or by calling 1-888-226-5595.

Page 58	Diamond Hill Funds Annual Report December 31, 2006

325 John H. McConnell Boulevard, Suite 200
Columbus, Ohio 43215
614.255.3333
www.diamond-hill.com

INVESTMENT ADVISER
Diamond Hill Capital Management, Inc.

DISTRIBUTOR
IFS Fund Distributors, Inc.

FOR ADDITIONAL INFORMATION, CALL
Integrated Investment Serivces, Inc.
Toll Free 888.226.5595

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Thomas E. Line is the registrant’s “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Audit fees totaled $89,700 and 65,500 in fiscal 2006 and 2005 respectively, including fees associated with the annual audit and filings of the registrant’s Form N-1A and Form N-SAR. The 2005 audit fees include $3,500 for post-audit review and issuing our consent for an additional Form N-1A filing during the year.

(b) Audit-Related Fees. There were no audit-related fees in fiscal 2006 and 2005.

(c) Tax Fees. Fees for tax compliance and consultative services totaled $19,600 and $13,000 in fiscal 2006 and 2005, respectively.

(d) All Other Fees. There were no other fees in fiscal 2006 and 2005.

(e)(1) Audit Committee Pre-Approval Policies. The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that may receive the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $19,600 and $13,000 in 2006 and 2005, respectively.

(h) Not applicable
Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

On August 18, 2005, the Board of Trustees of the Diamond Hill Funds adopted a “Policy Regarding General Shareholder Communications to the Board of Trustees of the Trust”.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics for Senior Financial Officers is filed herewith

(a)(2) Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a)(3) Not applicable.

(b) Certification required by Item 12(b) of Form N-CSR is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Diamond Hill Funds

By (Signature and Title)

/s/ James F. Laird
James F. Laird
President

Date: March 12, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James F. Laird
James F. Laird
President

Date: March 12, 2007

By (Signature and Title)

/s/ Gary R. Young
Gary R. Young.
Treasurer and Chief Financial Officer

Date: March 12, 2007